                                                                NOVEMBER 1, 1995
                                                   (AS REVISED DECEMBER 1, 1995)

                            PAINEWEBBER SERIES TRUST

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Series Trust ("Fund") is a professionally managed mutual fund that offers the seven series of shares ("Portfolios") listed below. All the Portfolios except the Global Income Portfolio are diversified and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and certain portfolios, as indicated below, have sub-advisers ("Sub-Advisers").

    *The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments.

    *The STRATEGIC FIXED INCOME seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as sub-adviser to this Portfolio.

    *The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

    *The BALANCED PORTFOLIO seeks a high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

    *The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

    *The GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

    *The GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as the Sub-Adviser to this Portfolio.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1995. A copy of the Prospectus may be obtained by contacting the Fund or your PaineWebber investment executive.
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                               TABLE OF CONTENTS

                                                                            PAGE
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
Investment Policies and Limitations........................................   3
Hedging and Related Income Strategies......................................  10
Trustees and Officers......................................................  18
Investment Advisory Services...............................................  22
Portfolio Transactions.....................................................  24
Additional Purchase and Redemption Information.............................  26
Valuation of Shares........................................................  26
Taxes......................................................................  28
Dividends..................................................................  30
Other Information..........................................................  30
Financial Statements.......................................................  30
Description of Commercial Paper and Bond Ratings...........................  31

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                      INVESTMENT POLICIES AND LIMITATIONS

  The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of the above-referenced seven Portfolios.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. As noted in the Prospectus, the Global Income Portfolio, Global Growth Portfolio and Strategic Fixed Income Portfolio each invests in securities of foreign issuers. In addition, the Balanced Portfolio, Growth and Income Portfolio and Growth Portfolio each may invest in U.S. dollar-denominated securities of foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by those Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, the Global Income and Global Growth Portfolios may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. The Asset Allocation, Growth and Income and Growth Portfolios generally invest in securities of foreign companies only if such securities are traded in the U.S. securities markets directly or through ADRs. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  The Global Growth Portfolio anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Portfolio will endeavor to achieve the best net results in effecting portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject.

  SOVEREIGN DEBT. Investment in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins or the applicable Sub-Adviser manages the Portfolios' investments in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although each of the Strategic Fixed Income, Global Income and Global Growth Portfolios values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios' foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  SELECTION OF INVESTMENTS BY BALANCED PORTFOLIO. The money market instruments in which the Balanced Portfolio may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion and interest-bearing savings deposits in U.S. commercial and savings banks in principal amounts at each such bank not greater than are fully insured by the Federal Deposit Insurance Corporation, provided that the aggregate amount of such deposits does not exceed 5% of the value of the Portfolio's assets; commercial paper and other short-term corporate obligations; and variable and floating rate securities and repurchase agreements. The Portfolio may also hold cash.

  The commercial paper and other short-term corporate obligations purchased by the Portfolio will consist only of obligations of U.S. corporations that are
(1) rated at least Prime-2 by Moody's Investors Service ("Moody's") or A-2 by Standard & Poor's ("S&P") (2) comparably rated by another nationally recognized statistical rating organization ("NRSRO") or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

  The Portfolio may purchase variable rate securities with remaining maturities of one year or more issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. The Portfolio may also acquire certain variable and floating rate instruments issued by U.S. companies. The yield of these securities varies in relation to changes in specific money market rates such as the prime rate. These changes are reflected in adjustments to the yields of the variable rate securities at least semi-annually, and different securities may have different adjustment rates.

  ADJUSTABLE RATE AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining interest rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on Floating Rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagers to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% for the Strategic Fixed Income Portfolio) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those securities Mitchell Hutchins or the applicable Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's board of trustees. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Restricted securities acquired by the Strategic Fixed Income, Global Income and Global Growth Portfolios include those that are subject to restrictions contained in the securities laws of other countries. For these Portfolios, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  The board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser, pursuant to guidelines approved by the board. Mitchell Hutchins or the applicable Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or the applicable Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the board of trustees.

  SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' 10% (15% for the Strategic Fixed Income Portfolio) limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that Mitchell Hutchins or the applicable Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's board of trustees. The board has delegated to Mitchell Hutchins or the applicable Sub-Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the board that require Mitchell Hutchins or the applicable Sub-Adviser to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require Mitchell Hutchins or the applicable Sub-Adviser to perform the same monitoring and reporting functions.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's board of trustees. Mitchell Hutchins or the applicable Sub-Adviser will review and monitor the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% (33 1/3% for the Strategic Fixed Income Portfolio and 10% for the Global Income Portfolio) of its total assets. Such agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into by Portfolios other than the Strategic Fixed Income Portfolio only for temporary purposes. While a reverse repurchase agreement is outstanding, a Portfolio's custodian segregates assets to cover the amount of the Portfolio's obligations under the reverse repurchase agreement. See "Investment Policies and Limitations--Segregated Accounts." No portfolio other than the Strategic Fixed Income Portfolio will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. No Portfolio other than Strategic Fixed Income Portfolio has any intention of entering into reverse repurchase agreements during the coming year.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Limitations--Segregated Accounts." The Portfolios purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable Sub-Adviser deems it advantageous to do so, which may result in a capital gain or loss to a Portfolio.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Portfolios other than the Money Market Portfolio are authorized to lend their portfolio securities. The Money Market Portfolio is authorized to lend up to 10% of the total value of its portfolio securities but has no intention of doing so during the coming year. A Portfolio may lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins or the applicable Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins or the applicable Sub-Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

  SEGREGATED ACCOUNTS. When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Portfolio will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high grade debt securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

  CONCENTRATION. All Portfolios follow a policy not to make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities"), certificates of deposit and bankers' acceptances. This is a fundamental policy and cannot be changed with respect to a Portfolio without the affirmative vote of its shareholders. Under this policy as applied to the Money Market Portfolio, gas, electric, water and telephone companies are considered separate industries and, with respect to finance companies, the following categories are considered separate industries: (a) captive automotive finance; (b) captive equipment finance; (c) retail finance; (d) consumer loan; and (e) diversified finance.

  INVESTMENT LIMITATIONS. Except as indicated otherwise, each Portfolio may not:

    (1) purchase securities (except U.S. government securities) of any one issuer, if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio (50% in the case of the Global Income Portfolio) may be invested without regard to this limitation;

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

    (3) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost, provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

    (4) make short sales of securities or maintain a short position, except that a Portfolio that may use options or futures strategies may make short sales and may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and the Growth and Income Portfolio may sell short "against the box";

    (5) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

    (6) purchase or sell commodities or commodity contracts, except that a Portfolio that may use options or futures strategies may purchase or sell stock index futures and interest rate futures and options thereon and the Strategic Fixed Income, Global Income and Global Growth Portfolios may purchase or sell foreign currency futures and options thereon;

    (7) invest in oil, gas or mineral-related programs or leases;

    (8) make loans, except through loans of portfolio securities of up to 10% of the value of the Portfolio's securities (33 1/3% for the Strategic Fixed Income Portfolio) and through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

    (9) purchase any securities issued by any other investment company except by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the total assets of the Portfolio, and except in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company; or

    (10) (for Portfolios other than Strategic Fixed Income Portfolio) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and provided that the aggregate amount of all such borrowing does not exceed 10% of the total asset value of the Portfolio at the time of such borrowing; provided further that the Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the total asset value of the Portfolio are outstanding.

    (11) Strategic Fixed Income Portfolio may not issue senior securities or borrow money, except from banks or through reverse repurchase agreements and dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the borrowing but reduced by any liabilities not constituting senior securities) at the time of such borrowings; except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  The foregoing fundamental investment limitations cannot be changed with respect to a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the Portfolio's shares present at a meeting of its shareholders if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the vote of the Fund's board of trustees without shareholder approval:

    (1) No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts; and

    (2) Except under unusual circumstances, the Global Growth Portfolio will not purchase securities issued by investment companies unless they are issued by companies that follow a policy of investment primarily in the capital markets of a single foreign country.

                     HEDGING AND RELATED INCOME STRATEGIES

  As discussed in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Portfolios' investments or attempt to enhance the Portfolios' income. For the Strategic Fixed Income, Global Income and Global Growth Portfolios, Mitchell Hutchins or the applicable Sub-Adviser also may use forward currency contracts, foreign currency options and futures and options thereon. Strategic Fixed Income and Global Income Portfolios also may enter into interest rate protection transactions. The particular Hedging Instruments are described in Appendix B to the Prospectus. The Money Market and Balanced Portfolios are not authorized to engage in hedging or related income strategies.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  A Portfolio may purchase and write (sell) covered straddles on securities and stock indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio might enter into a long straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio might enter into a short straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser expects to discover additional opportunities in connection with options, future contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins or the applicable Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins or the applicable Sub-Adviser may utilize these opportunities to the extent that they are consistent with the Portfolios' investment objectives and permitted by the Portfolios' investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

    (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' or the applicable Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins or the applicable Sub-Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments or indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because Mitchell Hutchins or the applicable Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  OPTIONS. Each Portfolio that may use options may purchase put and call options, and write (sell) covered put and call options on equity and debt securities and, in the case of Strategic Fixed Income, Global Income and Global Growth Portfolios, on foreign currencies. Each Portfolio that may use options may purchase put and call options and write (sell) covered call options on stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

  The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction. A Portfolio will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

  If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's board of trustees without shareholder vote:

    (1) a Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

  Futures strategies also can be used to manage the average duration of a Portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

  The Strategic Fixed Income Global Income and Global Growth Portfolios may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. Each Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES. The Portfolios' use of futures is governed by the following guidelines, which can be changed by the Fund's board of trustees without shareholder vote.

    (1) To the extent a Portfolio enters into futures contracts, options on futures positions and options on foreign currencies trade on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Strategic Fixed Income, Global Income and Global Growth Portfolios may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Portfolios might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another foreign currency or a basket of currencies, the values of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Strategic Fixed Income, Global Income and Global Growth Portfolios may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and Mitchell Hutchins or the applicable Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Portfolios engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Strategic Fixed Income, Global Income and Global Growth Portfolios may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Portfolio maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in
(1) above, as described above in "Investment Policies and Limitations-- Segregated Accounts."

  INTEREST RATE PROTECTION TRANSACTIONS. The Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

  Strategic Fixed Income and Global Income Portfolios each expect to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  Strategic Fixed Income and Global Income Portfolios each may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Portfolio assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account, as described above in "Investment Policies and Limitations--Segregated Accounts." Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

  Strategic Fixed Income and Global Income Portfolios each will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and, accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Fund, their ages, their business addresses and principal occupations during the past five years are:

                                                        POSITION WITH THE FUND;
                                                          BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE                                 AND OTHER DIRECTORSHIPS
 ----------------------                                 -----------------------
E. Garrett Bewkes, Jr.; 69**           TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES. Mr. Bewkes
                                        is a director and a consultant to Paine Webber Group
                                        Inc. ("PW Group") (holding company of PaineWebber and
                                        Mitchell Hutchins). Prior to 1988, he was chairman of
                                        the board, president and chief executive officer of
                                        American Bakeries Company. Mr. Bewkes is also a director
                                        of Interstate Bakeries Corporation, NaPro Bio Therapeu-
                                        tics, Inc. and a director or trustee of 24 other invest-
                                        ment companies for which Mitchell Hutchins or
                                        PaineWebber serves as investment adviser.

Meyer Feldberg; 53                     TRUSTEE. Mr. Feldberg is Dean and Professor of Management
Columbia University                     of the Graduate School of Business, Columbia University.
101 Uris Hall                           Prior to 1989, he was president of the Illinois Insti-
New York, New York 10027                tute of Technology. Dean Feldberg is also a director of
                                        AMSCO International Inc., Federated Department Stores,
                                        Inc. and New World Communications Group Incorporated and
                                        a director or trustee of 16 other investment companies
                                        for which Mitchell Hutchins or PaineWebber serves as in-
                                        vestment adviser.

George W. Gowen; 66                    TRUSTEE. Mr. Gowen is a partner in the law firm of
666 Third Avenue                        Dunnington, Bartholow & Miller. Prior to May 1994 he
New York, New York 10017                was a partner in the law firm of Fryer, Ross & Gowen. Mr.
                                        Gowen is also a director of Columbia Real Estate Invest-
                                        ments, Inc. and a director or trustee of 14 other in-
                                        vestment companies for which Mitchell Hutchins or
                                        PaineWebber serves as investment adviser.

                                                         POSITION WITH THE FUND;
                                                           BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE                                  AND OTHER DIRECTORSHIPS
 ----------------------                                  -----------------------
Frederic V. Malek; 58                   TRUSTEE. Mr. Malek is Chairman of Thayer Capital Partners
901 15th Street, N.W.                    (investment bank) and a co-chairman and director of CB
Suite 300                                Commercial Group Inc. (real estate). From January 1992
Washington, D.C. 20005                   to November 1992 he was campaign manager of Bush-Quayle
                                         '92. From 1990 to 1992, he was vice chairman and, from
                                         1989 to 1990, he was president of Northwest Airlines
                                         Inc., NWA Inc. (holding company of Northwest Airlines
                                         Inc.) and Wings Holdings Inc. (holding company of NWA
                                         Inc.). Prior to 1989, he was employed by the Marriott
                                         Corporation (hotels, restaurants, airline catering and
                                         contract feeding), where he most recently was an execu-
                                         tive vice president and president of Marriott Hotels and
                                         Resorts. Mr. Malek is also a director of American Man-
                                         agement Systems, Inc., Automatic Data Processing, Inc.,
                                         Avis, Inc., FPL Group, Inc., ICF International, Manor
                                         Care, Inc. and National Education Corporation and a di-
                                         rector or trustee of 14 other investment companies for
                                         which Mitchell Hutchins or PaineWebber serves as invest-
                                         ment adviser.

Judith Davidson Moyers; 60              TRUSTEE. Mrs. Moyers is president of Public Affairs Tele-
Public Affairs Television                vision, Inc., an educational consultant and a home econ-
356 W. 58th Street                       omist. Mrs. Moyers is also a director of Ogden Corpora-
New York, New York 10019                 tion and a director or trustee of 14 other investment
                                         companies for which Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.

Margo N. Alexander, 48                  PRESIDENT. Mrs. Alexander is president, chief executive
                                         officer and a director of Mitchell Hutchins. Prior to
                                         January 1995, Mrs. Alexander was an executive vice pres-
                                         ident of PaineWebber. Mrs. Alexander is also a director
                                         or trustee of one investment company and president of 31
                                         other investment companies for which Mitchell Hutchins
                                         or PaineWebber serves as investment adviser.

T. Kirkham Barneby; 49                  VICE PRESIDENT. Mr. Barneby is a managing director and
                                         Chief Investment Officer--Quantitative Investment of
                                         Mitchell Hutchins. Prior to September 1994, he was a se-
                                         nior vice president at Vantage Global Management. Prior
                                         to June 1993, a senior vice president at Mitchell
                                         Hutchins. Mr. Barneby is also a vice president of three
                                         other investment companies for which Mitchell Hutchins
                                         or PaineWebber serves as investment adviser.

Teresa M. Boyle; 37                     VICE PRESIDENT. Ms. Boyle is a first vice president and
                                         manager--advisory administration of Mitchell Hutchins.
                                         Prior to November 1993, she was compliance manager of
                                         Hyperion Capital Management, Inc., an investment advi-
                                         sory firm. Prior to April 1993, Ms. Boyle was a vice
                                         president and manager--legal administration of Mitchell
                                         Hutchins. Ms. Boyle is also a vice president of 31 other
                                         investment companies for which Mitchell Hutchins or
                                         PaineWebber serves as investment adviser.

Gigi L. Capes; 31                       VICE PRESIDENT AND ASSISTANT TREASURER. Ms. Capes is a
                                         vice president and the tax manager of the mutual fund
                                         finance division of Mitchell Hutchins. Prior to 1992,
                                         she was a tax senior consultant with KPMG Peat Marwick.
                                         Ms. Capes is also a vice president and assistant trea-
                                         surer of 31 other investment companies for which Mitch-
                                         ell Hutchins or PaineWebber serves as investment advis-
                                         er.

                                                  POSITION WITH THE FUND;
                                                    BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE                           AND OTHER DIRECTORSHIPS
 ----------------------                           -----------------------
 Joan L. Cohen; 31               VICE PRESIDENT AND ASSISTANT SECRETARY. Ms. Cohen is a
                                  vice president and attorney of Mitchell Hutchins. Prior
                                  to December 1993, she was an associate at the law firm
                                  of Seward & Kissel. Ms. Cohen is also a vice president
                                  and assistant secretary of 24 other investment companies
                                  for which Mitchell Hutchins or PaineWebber serves as in-
                                  vestment adviser.

 Ellen R. Harris; 49             VICE PRESIDENT. Ms. Harris is a managing director of
                                  Mitchell Hutchins. Ms. Harris is also a vice president
                                  of 2 other investment companies for which Mitchell
                                  Hutchins or PaineWebber serves as investment adviser.

 C. William Maher; 34            VICE PRESIDENT AND ASSISTANT TREASURER. Mr. Maher is a
                                  first vice president and the senior manager of the Fund
                                  Administration Division of Mitchell Hutchins. Mr. Maher
                                  is also a vice president and assistant treasurer of 31
                                  other investment companies for which Mitchell Hutchins
                                  or PaineWebber serves as investment adviser.

 Dennis McCauley; 49             VICE PRESIDENT. Mr. McCauley is a managing director and
                                  Chief Investment Officer--Fixed Income of Mitchell
                                  Hutchins. Prior to December 1994, he was Director of
                                  Fixed Income Investments of IBM Corporation. Mr.
                                  McCauley is also a vice president of 20 other investment
                                  companies for which Mitchell Hutchins or PaineWebber
                                  serves as investment adviser.

 Susan Messina; 35               VICE PRESIDENT. Ms. Messina is a senior vice president of
                                  Mitchell Hutchins. Ms. Messina has been with Mitchell
                                  Hutchins since 1982. Ms. Messina is also a vice presi-
                                  dent of five other investment companies for which Mitch-
                                  ell Hutchins or PaineWebber serves as investment advis-
                                  er.

 Ann E. Moran; 38                VICE PRESIDENT AND ASSISTANT TREASURER. Ms. Moran is a
                                  vice president of Mitchell Hutchins. Ms. Moran is also a
                                  vice president and assistant treasurer of 31 other in-
                                  vestment companies for which Mitchell Hutchins or
                                  PaineWebber serves as investment adviser.

 Dianne E. O'Donnell; 43         VICE PRESIDENT AND SECRETARY. Ms. O'Donnell is a senior
                                  vice president and deputy general counsel of Mitchell
                                  Hutchins. Ms. O'Donnell is also a vice president and
                                  secretary of 31 other investment companies for which
                                  Mitchell Hutchins or PaineWebber serves as investment
                                  adviser.

 Victoria E. Schonfeld; 44       VICE PRESIDENT. Ms. Schonfeld is a managing director and
                                  general counsel of Mitchell Hutchins. From April 1990 to
                                  May 1994, she was a partner in the law firm of Arnold &
                                  Porter. Ms. Schonfeld is also a vice president and as-
                                  sistant secretary of 31 other investment companies for
                                  which Mitchell Hutchins or PaineWebber serves as invest-
                                  ment adviser.

 Paul H. Schubert; 32            VICE PRESIDENT AND ASSISTANT TREASURER. Mr. Schubert is a
                                  vice president of Mitchell Hutchins. From August 1992 to
                                  August 1994, he was a vice president at BlackRock Finan-
                                  cial Management L.P. Prior to August 1992, he was an au-
                                  dit manager with Ernst & Young LLP. Mr. Schubert is also
                                  a vice president and assistant secretary of 31 other in-
                                  vestment companies for which Mitchell Hutchins or
                                  PaineWebber serves as investment adviser.

                                         POSITION WITH THE FUND;
                                           BUSINESS EXPERIENCE
NAME AND ADDRESS*; AGE                   AND OTHER DIRECTORSHIPS
----------------------                   -----------------------
Nirmal Singh; 39        VICE PRESIDENT. Mr. Singh is a vice president of Mitchell
                         Hutchins. Prior to 1993, he was a member of the portfo-
                         lio management team at Merrill Lynch Asset Management,
                         Inc. Mr. Singh is also vice president of five other in-
                         vestment companies for which Mitchell or PaineWebber
                         serves as investment adviser.

Julian F. Sluyters; 35  VICE PRESIDENT AND TREASURER. Mr. Sluyters is a senior vice president and the director of the mutual fund fi-nance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr.
                         Sluyters is also a vice president and treasurer of 31 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Mark A. Tincher; 40     VICE PRESIDENT. Mr. Tincher is a managing director and
                         chief investment officer--U.S. equity investments of
                         Mitchell Hutchins. Prior to March 1995, he was a vice
                         president and directed the U.S. funds management and eq-
                         uity research areas of Chase Manhattan Private Bank. Mr.
                         Tincher is also vice president of ten other investment
                         companies for which Mitchell Hutchins or PaineWebber
                         serves as investment adviser.

Gregory K. Todd; 38     VICE PRESIDENT AND ASSISTANT SECRETARY. Mr. Todd is a
                         first vice president and associate general counsel of
                         Mitchell Hutchins. Prior to 1993, he was a partner with
                         the law firm of Shereff, Friedman, Hoffman & Goodman.
                         Mr. Todd is also a vice president and assistant secre-
                         tary of 31 other investment companies for which Mitchell
                         Hutchins or PaineWebber serves as investment adviser.

Craig M. Varrelman; 37  VICE PRESIDENT. Mr. Varrelman is a first vice president of Mitchell Hutchins. Mr. Varrelman is also vice presi-dent of four other investment companies for which Mitch-ell Hutchins or PaineWebber serves as investment advis-er.

Stuart Waugh; 40        VICE PRESIDENT. Mr. Waugh is a managing director and a
                         portfolio manager of Mitchell Hutchins responsible for
                         global fixed income investments and currency trading.
                         Mr. Waugh is also a vice president of four other invest-
                         ment companies for which Mitchell Hutchins or
                         PaineWebber serves as investment adviser.

Keith A. Weller; 34     VICE PRESIDENT AND ASSISTANT SECRETARY. Mr. Weller is a
                         first vice president and associate general counsel of
                         Mitchell Hutchins. From September 1987 to March 1995, he
                         was an attorney in private practice. Mr. Weller is also
                         a vice president and assistant secretary of 23 other in-
                         vestment companies for which Mitchell Hutchins or
                         PaineWebber serves as investment adviser.

--------
 *Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

**Mr. Bewkes is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940 ("1940 Act") by virtue of his position with PW Group.

  The Fund pays trustees who are not "interested persons" of the Fund $4,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber receives any compensation from the Fund for acting as a trustee or officer. The table below includes certain information relating to the compensation of the Fund's current trustees who held office during the fiscal year ended December 31, 1994.

                               COMPENSATION TABLE

                                           PREFERRED
                                              OR                        TOTAL
                                          RETIREMENT                COMPENSATION
                                           BENEFITS                   FROM THE
                              AGGREGATE   ACCRUED AS    ESTIMATED   TRUST AND THE
                             COMPENSATION   PART OF      ANNUAL     FUND COMPLEX
                                 FROM     THE TRUST'S BENEFITS UPON    PAID TO
 NAME OF PERSONS, POSITION    THE TRUST*   EXPENSES    RETIREMENT     TRUSTEES+
 -------------------------   ------------ ----------- ------------- -------------
 E. Garrett Bewkes, Jr.
  Trustee and chairman of
  the board of trustees....        --         --           --              --
 Meyer Feldberg,
  Trustee..................     $5,300        --           --          $86,050
 George W. Gowen,
  Trustee..................     $5,300        --           --          $71,425
 Frederic V. Malek,
  Trustee..................     $5,300        --           --          $77,375
 Judith Davidson Moyers,
  Trustee..................     $5,000        --           --          $71,125

--------
* Represents fees paid to each trustee during the fiscal year ended December 31, 1994.
+ Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

                          INVESTMENT ADVISORY SERVICES

  Mitchell Hutchins acts as the investment adviser and administrator of each Portfolio pursuant to a contract with the Fund dated April 21, 1988 as supplemented by Fee Agreements dated May 1, 1989 and December 30, 1991 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus.

  During the fiscal year ended December 31, 1994, Mitchell Hutchins earned advisory fees in the amount of $103,238 for the Money Market Portfolio; $105,843 for the Strategic Fixed Income Portfolio; $473,755 for the Global Income Portfolio; $236,113 for the Balanced Portfolio; $93,915 for the Growth and Income Portfolio; $355,689 for the Growth Portfolio and $332,624 for the Global Growth Portfolio.

  The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Under a sub-advisory contract dated May 26, 1994 with Mitchell Hutchins, Mitchell Hutchins Institutional Investors Inc. ("MHII") served as sub-adviser for the Growth and Income Portfolio. Pursuant to such sub-advisory contract, during the period May 26, 1994 to December 31, 1994, MHII earned sub-advisory fees of $27,400. On March 23, 1995, GE Investment Management Incorporated commenced service as Sub-Adviser with respect to the Global Growth Portfolio pursuant to a Sub-Advisory Contract with Mitchell Hutchins.

  During the fiscal year ended December 31, 1993, Mitchell Hutchins earned advisory fees in the amount of $78,323 for the Money Market Portfolio; $132,588 for the Strategic Fixed Income Portfolio; $519,148 for the Global Income Portfolio; $302,573 for the Balanced Portfolio; $139,064 for the Growth and Income Portfolio; $373,942 for the Growth Portfolio; and $201,799 for the Global Growth Portfolio.

  During the fiscal year ended December 31, 1992, Mitchell Hutchins earned advisory fees in the amount of $109,037 for the Money Market Portfolio; $115,977 for the Strategic Fixed Income Portfolio; $482,680 for the Global Income Portfolio; $281,117 for the Balanced Portfolio; $86,189 for the Growth and Income Portfolio; $304,396 for the Growth Portfolio; and $177,294 for the Global Growth Portfolio.

  Under the terms of the Advisory Contract, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's board of trustees in such manner as the board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolio by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not "interested persons" of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or Portfolio for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates, if any; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under each Sub-Advisory Contract, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Portfolio, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Fund, the Portfolio, its shareholders or Mitchell Hutchins to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory contract.

  The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice to the Sub-Adviser, or by the Sub-Adviser on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by the Sub-Adviser of its representations and warranties; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory contract or (3) on 120 days' notice to the Sub-Adviser.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Fund's board of trustees, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for each Portfolio. In executing portfolio transactions, Mitchell Hutchins or the applicable Sub-Adviser seeks to obtain the best net results for each Portfolio taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins or the applicable Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. During the fiscal year ended December 31, 1992, the Money Market, Strategic Fixed Income and Global Income Portfolios paid no commissions, while the Balanced, Growth and Income, Growth, and Global Growth Portfolios paid aggregate commissions totalling $40,643, $34,551, $281,467, and $44,608, respectively. During the fiscal year ended December 31, 1993, the Money Market, Strategic Fixed Income, and Global Income Portfolios paid no commissions, while the Balanced, Growth and Income, Growth and Global Growth Portfolios paid aggregate commissions totalling $74,851, $32,158, $32,332 and $442,008, respectively. During the fiscal year ended December 31, 1994, the Money Market, Strategic Fixed Income, and Global Income Portfolios paid no commissions, while the Balanced, Growth and Income, Growth, and Global Growth Portfolios paid aggregate commissions totalling $63,641, $45,863, $37,100, and $397,060, respectively.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, a substantial amount of the Portfolios' brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Fund's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are fair and reasonable. Specific provisions included in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect securities transactions for the Portfolios on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the fiscal year ended December 31, 1992, Balanced Portfolio paid $420, Growth and Income Portfolio paid $966 and Growth Portfolio paid $1,509 in brokerage commissions to PaineWebber. During the fiscal year ended December 31, 1993, Balanced Portfolio paid $1,274, Growth and Income Portfolio paid $2,283 and Growth Portfolio paid $595 in brokerage commissions to PaineWebber. During the fiscal year ended December 31, 1994, Balanced Portfolio paid $720 in brokerage commissions to PaineWebber, representing 1.13% of the aggregate brokerage commissions paid by that Portfolio and 1.61% of the aggregate dollar amount of transactions involving the payment of commissions. During the fiscal year ended December 31, 1994, Growth and Income Portfolio paid $1,817 in commissions to PaineWebber, representing 3.96% of the aggregate brokerage commissions paid by that Portfolio and 5.2% of the aggregate dollar amount of transactions involving the payment of commissions. During the fiscal year ended December 31, 1994, Growth Portfolio paid $600 in brokerage commissions to PaineWebber, representing 1.61% of the aggregate brokerage commissions paid by that Portfolio and 1.03% of the aggregate dollar amount of transactions involving the payment of commissions. During the fiscal year ended December 31, 1994, Global Growth Portfolio paid $1,137 in brokerage commissions to PaineWebber, representing 0.01% of the aggregate brokerage commissions paid by the Portfolio and 0.01% of the aggregate dollar amount of transactions involving the payment of commissions. The other Portfolios did not pay any brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins during the last three fiscal years.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of each Portfolio and subject to the review of the Fund's board of trustees, Mitchell Hutchins or the applicable Sub-Adviser may cause a Portfolio to purchase and sell portfolio securities from and to brokers who provide the Portfolio with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the applicable Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the applicable Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. During the fiscal year ended December 31, 1994, the Balanced, Growth and Income, Growth and Global Growth Portfolios directed $5,868,328, $6,851,516, $1,631,799 and $4,817,215, respectively, in portfolio transactions to brokers chosen because they provide research and analysis for which these Portfolios paid $9,241, $8,767, $1,890 and $21,912, respectively, in commissions. During the same period, no other Portfolio paid any brokerage commissions to brokers chosen because they provide research and analysis.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins or the applicable Sub-Adviser seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions. Mitchell Hutchins or the applicable Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins or the applicable Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or the applicable Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or the applicable Sub-Adviser receiving multiple quotes from dealers before executing the transaction on any agency basis.

  Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the applicable Sub-Adviser under the Advisory Contract or Sub-Advisory Contract. Research services furnished by brokers or dealers through which or with which the Portfolios effect securities transactions may be used by Mitchell Hutchins or the applicable Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the applicable Sub-Adviser in connection with these other funds or accounts may be used in advising the Portfolios.

  Investment decisions for each Portfolio and for other investment accounts managed by Mitchell Hutchins or the applicable Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  The Portfolios will not purchase securities that are offered in underwritings in which Mitchell Hutchins, the applicable Sub-Adviser or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins, the applicable Sub-Adviser or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for any Portfolio and will not be a limiting factor when Mitchell Hutchins or the applicable Sub-Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities except short-term securities in the Portfolio during the year. For the fiscal years ended December 31, 1994 and December 31, 1993, respectively, the portfolio turnover rates were 53.72% and 7.93% for the Strategic Fixed Income Portfolio, 97.40% and 68.60% for the Global Income Portfolio, 112.32% and 60.36% for the Balanced Portfolio, 27.35% and 34.95% for the Growth Portfolio, 175.34% and 266.96% for the Global Growth Portfolio and 149.68% and 51.68% for the Growth and Income Portfolio.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  The insurance company separate accounts purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently, the NYSE is closed on the observance of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (currently 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions are made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

  The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                              VALUATION OF SHARES

  Each Portfolio determines its net asset value as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each Monday through Friday when the NYSE is open.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable Sub-Adviser as the primary market. Securities traded in the OTC market and listed on the Nasdaq are valued at the last available sale price listed on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last available bid price prior to the time of valuation.

  When market quotations are readily available, the debt securities of the Portfolios (with the exception of the Money Market Portfolio) are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the fair value of the securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Fund's board of trustees determines that this does not represent fair value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

  All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board of trustees. The foreign currency exchange transactions of the Strategic Fixed Income, Global Income and Global Growth Portfolios conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

  The Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under that Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

  The Fund's board of trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset per share value will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                                     TAXES

  Shares of the Portfolios are offered only to insurance company separate accounts that fund certain variable annuity and life insurance contracts ("Contracts"). See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Contract holders.

  Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contract thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, each Portfolio must, and intends to continue to, comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

  The use of hedging and related income strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as a RIC.

  Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Any Portfolio that may purchase or hold equity securities may invest in "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not received by the Portfolio; those amounts most likely would have to be distributed to the Portfolio's shareholders to satisfy the Distribution Requirements. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Portfolios, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolios and to dividends and other distributions therefrom.

                                   DIVIDENDS

  MONEY MARKET PORTFOLIO. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically reinvested in Portfolio shares monthly. The Portfolio does not expect to realize net capital gain. In the event of a redemption of all of the shares held by a shareholder, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

  The Fund's board of trustees may revise the above dividend policy, or postpone the payment of dividends, if the Portfolio should have or anticipate any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board of trustees to take any such action.

                               OTHER INFORMATION

  Prior to August 14, 1995, the name of the Growth and Income Portfolio was "Dividend Growth Portfolio." Prior to September 21, 1995, the name of the Strategic Fixed Income Portfolio was "Government Portfolio" and the name of the High Grade Fixed Income Portfolio was "Fixed Income Portfolio."

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or a Portfolio. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund or any Portfolio and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from Fund or Portfolio property, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Fund so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund and the Portfolios.

  More than 99% of the outstanding shares of beneficial interest of the Money Market, Strategic Fixed Income, Global Income, Balanced, Growth and Income, Growth and Global Growth Portfolios is, at the date of this Prospectus, owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company, and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company. American Benefit Life Insurance Company is a wholly owned subsidiary of American Republic Insurance Company.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036-5891, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to shareholders for the fiscal year ended December 31, 1994 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information. The Fund's Semi-Annual Report to shareholders for the six months ended June 30, 1995 also is a separate document supplied with this Statement of Additional Information, and the (unaudited) financial statements and accompanying notes appearing therein also are incorporated by reference in this Statement of Additional Information.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2--Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C-- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D --This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "D". Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A--Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba-- Judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B-- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca-- Obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  S&P also rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. AAA--Highest grade. Capacity to pay interest and repay principal extremely strong. AA--High grade. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree. A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB--Regarded as having adequate capacity to pay interest and repay principal. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI--Reserved for income bonds on which no interest is being paid. D--In default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           PAINEWEBBER SERIES TRUST
                          1285 Avenue of the Americas
                           New York, New York 10019

PaineWebber Series Trust ("Fund") is a professionally managed, open-end investment company that offers the seven series of shares ("Portfolios") listed below. All the Portfolios except the Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber").

  * The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  * The GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

  * The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for repaid earnings growth.

  * The GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as the sub-adviser to this Portfolio.

  * The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

  * The STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as sub-adviser to this Portfolio.

  * The BALANCED PORTFOLIO seeks a high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated November 1, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-367-6058.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is November 1, 1995.

                                     PW 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Information..................................................... PW  3
The Fund, Its Investment Objectives and Policies.......................... PW  9
Description of Securities and Investment Techniques....................... PW 13
Purchases, Redemptions and Exchanges...................................... PW 23
Dividends, Other Distributions and Federal Income Tax..................... PW 23
Valuation of Shares....................................................... PW 25
Management................................................................ PW 25
General Information....................................................... PW 28
Appendix A................................................................ PW 30
Appendix B................................................................ PW 33


                                      PW 2

                             FINANCIAL INFORMATION

The tables below provide selected per share data and ratios for one share of each Portfolio for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1994, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the five years in the period ended December 31, 1994 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is also included in the Annual Report to Shareholders. The financial statements and notes and the financial information on the tables below insofar as they relate to the six months ended June 30, 1995 have been taken from the records of the Fund without examination by the independent auditors, who do not express an opinion thereon. Further information about the performance of each Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge. The information appearing below for periods prior to the year ended December 31, 1990 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

The financial highlights information pertains to the Portfolios of the Fund and does not reflect charges related to the separate account. You should refer to the appropriate separate account prospectus for additional information regarding such charges.

                                                    MONEY MARKET PORTFOLIO
                         ------------------------------------------------------------------------------------
                           FOR THE                                                                 FOR THE
                         SIX MONTHS                                                                 PERIOD
                            ENDED                                                                   MAY 4,
                          JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,                    1987+ TO
                            1995     ----------------------------------------------------------  DECEMBER 31,
                         (UNAUDITED)  1994     1993     1992     1991     1990    1989    1988       1987
                         ----------- -------  -------  -------  -------  ------  ------  ------  ------------
Net asset value,
 beginning of period....   $  1.00     $1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      0.03      0.03     0.02     0.03     0.05    0.05    0.08    0.06       0.03
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS..      0.03      0.03     0.02     0.03     0.05    0.05    0.08    0.06       0.03
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
Less dividends from net
 investment income......     (0.03)    (0.03)   (0.02)   (0.03)   (0.05)  (0.05)  (0.08)  (0.06)     (0.03)
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
Net asset value, end of
 period.................   $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                           =======   =======  =======  =======  =======  ======  ======  ======     ======
Total return(1).........      2.63%     3.43%    2.45%    3.00%    5.00%   5.00%   8.00%   6.00%      3.40%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........   $27,796   $25,042  $15,468  $19,383  $20,249  $8,720  $4,367  $3,278     $2,974
Ratio of expenses to
 average net assets**...      0.82%*    0.88%    0.86%    0.81%    1.00%   2.02%   1.55%   1.56%      1.54%*
Ratio of net investment
 income to average net
 assets**...............      5.31%*    3.56%    2.43%    3.13%    4.92%   6.13%   7.62%   5.74%      5.40%*

--------
 *  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 2.04% and 6.11%, 2.17% and 6.99%, 2.36% and 4.94%, and
    4.60% and 2.34%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
 +  Commencement of operations.

                                     PW 3

                                                         GROWTH PORTFOLIO
                          ---------------------------------------------------------------------------------------
                            FOR THE                                                                    FOR THE
                          SIX MONTHS                                                                    PERIOD
                             ENDED                                                                      MAY 4,
                           JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,                       1987+ TO
                             1995     -------------------------------------------------------------  DECEMBER 31,
                          (UNAUDITED)  1994      1993     1992     1991     1990      1989    1988       1987
                          ----------- -------   -------  -------  -------  -------   ------  ------  ------------
Net asset value,
 beginning of period....    $ 14.56   $ 18.06   $ 15.68  $ 14.92  $ 10.57  $ 11.66   $10.38  $ 8.76     $10.00
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       0.02      0.01       --      0.11     0.10     0.14     0.09    0.21       0.09
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       1.77     (2.13)     3.08     0.76     4.35    (1.09)    3.90    1.41      (1.24)
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..       1.79     (2.12)     3.08     0.87     4.45    (0.95)    3.99    1.62      (1.15)
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
 Net investment income..        --      (0.01)      --     (0.11)   (0.10)   (0.14)   (0.30)    --       (0.09)
 Net realized gains on
  investments...........        --      (1.37)    (0.70)     --       --       --     (2.41)    --         --
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (1.38)    (0.70)   (0.11)   (0.10)   (0.14)   (2.71)    --       (0.09)
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
Net asset value, end of
 period.................    $ 16.35   $ 14.56   $ 18.06  $ 15.68  $ 14.92  $ 10.57   $11.66  $10.38     $ 8.76
                            =======   =======   =======  =======  =======  =======   ======  ======     ======
Total return(1).........      12.29%   (11.65)%   19.61%    5.83%   42.10%   (8.15)%  38.44%  18.49%    (11.52)%
                            =======   =======   =======  =======  =======  =======   ======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........    $45,157   $39,135   $51,696  $46,479  $37,470  $12,283   $4,264  $  802     $3,891
Ratio of expenses to
 average net assets**...       1.07%*    1.00%     0.92%    0.94%    1.13%    1.85%    1.76%   1.80%      1.79%*
Ratio of net investment
 income to average net
 assets**...............       0.24%*    0.04%     0.00%    0.78%    1.07%    1.90%    1.53%   0.63%      3.00%*
Portfolio turnover......         13%    27.35     34.95%   29.36%   27.89%   35.20%   67.79% 189.62%      2.36%

--------
 *  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not been annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.91% and 1.84%, 3.61% and (0.31)%, 3.58% and
    (1.15)%, and 5.44% and (0.64)%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 1987.
 +  Commencement of operations.

                                     PW 4

                                                     GLOBAL GROWTH PORTFOLIO
                          ---------------------------------------------------------------------------------------
                            FOR THE                                                                    FOR THE
                          SIX MONTHS                                                                    PERIOD
                             ENDED                                                                      MAY 4,
                           JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,                       1987+ TO
                             1995     -------------------------------------------------------------  DECEMBER 31,
                          (UNAUDITED)  1994      1993     1992      1991     1990     1989    1988       1987
                          ----------- -------   -------  -------   -------  -------  ------  ------  ------------
Net asset value,
 beginning of period....    $ 12.44   $ 14.97   $ 11.10  $ 12.06   $ 11.76  $ 11.43  $10.49  $ 8.35    $ 10.00
                            -------   -------   -------  -------   -------  -------  ------  ------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)................       0.10     (0.03)     0.03     0.10      0.23     0.19    0.07    0.07       0.05
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........      (0.79)    (1.76)     4.42    (1.01)     0.35     0.67    1.94    2.07      (1.59)
                            -------   -------   -------  -------   -------  -------  ------  ------    -------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..      (0.69)    (1.79)     4.45    (0.91)     0.58     0.86    2.01    2.14      (1.54)
                            -------   -------   -------  -------   -------  -------  ------  ------    -------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM/IN:
 Net investment income..        --      (0.01)      --     (0.05)    (0.23)   (0.19)  (0.07)    --       (0.05)
 Excess of net
  investment income.....        --        --        --       --        --       --    (0.19)    --         --
 Net realized gains on
  investments...........        --      (0.73)    (0.58)     --      (0.05)   (0.34)  (0.81)    --       (0.06)
                            -------   -------   -------  -------   -------  -------  ------  ------    -------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (0.74)    (0.58)   (0.05)    (0.28)   (0.53)  (1.07)    --       (0.11)
                            -------   -------   -------  -------   -------  -------  ------  ------    -------
Net asset value, end of
 period.................    $ 11.75   $ 12.44   $ 14.97  $ 11.10   $ 12.06  $ 11.76  $11.43  $10.49    $  8.35
                            =======   =======   =======  =======   =======  =======  ======  ======    =======
Total return(1).........      (5.55)%  (11.94)%   40.02%   (7.55)%    4.93%    7.53%  19.18%  25.63%    (15.42)%*
                            =======   =======   =======  =======   =======  =======  ======  ======    =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........    $33,948   $40,493   $38,035  $21,493   $24,308  $16,149  $3,806  $3,250    $ 3,135
Ratio of expenses to
 average net assets**...       1.51%*    1.48%     1.40%    1.46%     1.53%    2.07%   2.10%   2.08%      2.10%*
Ratio of net investment
 income (loss) to
 average net assets**...       1.61%*   (0.13)%    0.38%    0.82%     2.12%    3.29%   0.71%   0.68%      1.09%*
Portfolio turnover......        131%   175.34%   266.96%  127.06%    89.39%  119.65% 200.96%  32.86%      5.28%

--------
 *  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each fiscal period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.19% and 3.17%, 4.35% and (1.54)%, 4.55% and
    (1.79)% and 4.87% and (1.68)%, respectively, for the years ended December 31, 1990, 1989, and 1988 and for the period ended December 31, 1987.
 +  Commencement of operations.

                                     PW 5

                                                  GLOBAL INCOME PORTFOLIO
                          ------------------------------------------------------------------------------
                            FOR THE                                                           FOR THE
                          SIX MONTHS                                                           PERIOD
                             ENDED                                                             MAY 1,
                           JUNE 30,          FOR THE YEARS ENDED DECEMBER 31,                 1988+ TO
                             1995     ----------------------------------------------------  DECEMBER 31,
                          (UNAUDITED)  1994      1993     1992     1991     1990     1989       1988
                          ----------- -------   -------  -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....    $ 10.88   $ 11.72   $ 11.17  $ 11.65  $ 11.16  $ 10.19  $10.67     $10.00
                            -------   -------   -------  -------  -------  -------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       0.58      0.97      0.96     0.80     0.75     0.52    0.94       0.28
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       0.16     (1.60)     0.90    (0.65)    0.40     1.00   (0.22)      0.39
                            -------   -------   -------  -------  -------  -------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..       0.74     (0.63)     1.86     0.15     1.15     1.52    0.72       0.67
                            -------   -------   -------  -------  -------  -------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM/IN:
 Net investment income..        --      (0.21)    (0.94)   (0.56)   (0.65)   (0.52)  (1.06)       --
 Excess of current year
  net investment income.        --        --      (0.16)     --       --       --      --         --
 Net realized gains from
  investments...........        --        --      (0.21)   (0.07)   (0.01)   (0.03)  (0.14)       --
                            -------   -------   -------  -------  -------  -------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (0.21)    (1.31)   (0.63)   (0.66)   (0.55)  (1.20)       --
                            -------   -------   -------  -------  -------  -------  ------     ------
Net asset value, end of
 period.................    $ 11.62   $ 10.88   $ 11.72  $ 11.17  $ 11.65  $ 11.16  $10.19     $10.67
                            =======   =======   =======  =======  =======  =======  ======     ======
Total return(1).........       6.80%    (5.56%)   16.65%    1.29%   10.30%   14.92%   6.80%      6.70%
                            =======   =======   =======  =======  =======  =======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........    $48,232   $52,688   $64,610  $63,172  $51,988  $30,778  $7,425     $7,298
Ratio of expenses to
 average net assets**...       1.65%*    1.17%     0.98%    1.07%    1.20%    1.72%   1.86%      1.86%*
Ratio of net investment
 income to average net
 assets**...............       6.93%*    7.23%     7.47%    7.20%    7.59%    8.64%   9.00%      6.35%*
Portfolio turnover rate.         65%    97.45%    68.60%   75.44%   14.29%  110.23%  32.28%    136.21%

--------
 *  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each fiscal period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns information for periods less than one year are not annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.75% and 8.61%, 2.59% and 8.27% and 3.30% and 4.91%, respectively, for the years ended December 31, 1990 and 1989, and for the period ended December 31, 1988.
 +  Commencement of operations.

                                     PW 6

                                         STRATEGIC FIXED INCOME PORTFOLIO
                          ---------------------------------------------------------------------
                            FOR THE                                                  FOR THE
                          SIX MONTHS                                                  PERIOD
                             ENDED                                                   JULY 5,
                           JUNE 30,      FOR THE YEARS ENDED DECEMBER 31,            1989+ TO
                             1995     -------------------------------------------  DECEMBER 31,
                          (UNAUDITED)  1994      1993     1992     1991     1990       1989
                          ----------- -------   -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....    $ 10.34   $ 11.93   $ 11.58  $ 11.61  $ 10.49  $10.17     $10.00
                            -------   -------   -------  -------  -------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       0.38      0.85      0.87     0.74     0.47    0.45       0.10
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       0.75     (1.49)     0.48     0.05     1.12    0.32       0.17
                            -------   -------   -------  -------  -------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..       1.13     (0.64)     1.35     0.79     1.59    0.77       0.27
                            -------   -------   -------  -------  -------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
 Net investment income..        --      (0.85)    (0.87)   (0.74)   (0.47)  (0.45)     (0.10)
 Net realized gains on
  investments...........        --      (0.10)    (0.13)   (0.08)     --      --         --
                            -------   -------   -------  -------  -------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (0.95)    (1.00)   (0.82)   (0.47)  (0.45)     (0.10)
                            -------   -------   -------  -------  -------  ------     ------
Net asset value, end of
 period.................    $ 11.47   $ 10.34   $ 11.93  $ 11.58  $ 11.61  $10.49     $10.17
                            =======   =======   =======  =======  =======  ======     ======
Total return(1).........      10.93%    (5.34)%   11.66%    6.76%   15.17%   7.58%      2.70%
                            =======   =======   =======  =======  =======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........    $18,861   $17,020   $22,354  $24,103  $15,690  $5,192     $1,294
Ratio of expenses to
 average net assets**...       0.92%*    0.89%     0.79%    0.76%    1.25%   1.55%      1.55%*
Ratio of net investment
 income to average net
 assets**...............       6.67%*    6.64%     6.13%    6.59%    6.43%   6.80%      6.17%*
Portfolio turnover......         75%    53.72      7.93%   23.13%    1.39%  66.14%      0.37%

--------
 *  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.28% and 6.40%, 3.14% and 5.20% and 13.87% and (6.15)%, respectively, for the years ending December 31, 1991 and 1990, and for the period ended December 31, 1989.
 +  Commencement of operations.

                                     PW 7

                                                                        BALANCED PORTFOLIO
                                                              (FORMERLY ASSET ALLOCATION PORTFOLIO)
                                             -------------------------------------------------------------------------------
                                               FOR THE                                                            FOR THE
                                             SIX MONTHS                                                            PERIOD
                                                ENDED                                                             JUNE 1,
                                              JUNE 30,          FOR THE YEARS ENDED DECEMBER 31,                  1988+ TO
                                                1995     -----------------------------------------------------  DECEMBER 31,
                                             (UNAUDITED)  1994      1993     1992     1991     1990     1989        1988
                                             ----------- -------   -------  -------  -------  -------  -------  ------------
Net asset value, beginning of period.......    $  9.54   $ 11.95   $ 11.63  $ 11.39  $  9.99  $ 10.37  $ 10.54    $ 10.00
                                               -------   -------   -------  -------  -------  -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................       0.18      0.30      0.33     0.35     0.47     0.65     0.66       0.28
 Net realized and unrealized gains (losses)
  from investment transactions.............       1.22     (1.44)     1.48     0.24     1.40    (0.38)    0.52       0.26
                                               -------   -------   -------  -------  -------  -------  -------    -------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS.....................       1.40     (1.14)     1.81     0.59     1.87     0.27     1.18       0.54
                                               -------   -------   -------  -------  -------  -------  -------    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income.....................         --      (0.30)    (0.33)   (0.35)   (0.47)   (0.65)   (0.94)       --
 Net realized gains on investments.........         --      (0.97)    (1.16)     --       --       --     (0.41)       --
                                               -------   -------   -------  -------  -------  -------  -------    -------
TOTAL DIVIDENDS AND DISTRIBUTIONS..........         --      (1.27)    (1.49)   (0.35)   (0.47)   (0.65)   (1.35)       --
                                               -------   -------   -------  -------  -------  -------  -------    -------
Net asset value, end of period.............    $ 10.94   $  9.54   $ 11.95  $ 11.63  $ 11.39  $  9.99  $ 10.37    $ 10.54
                                               =======   =======   =======  =======  =======  =======  =======    =======
Total return(1)............................      14.68%    (9.59)%   15.76%    5.18%   18.73%    2.63%   11.10%      5.40%
                                               =======   =======   =======  =======  =======  =======  =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........    $27,058   $23,263   $33,367  $38,583  $33,327  $25,681  $26,851    $22,845
Ratio of expenses to average net
 assets**..................................       1.12%*    1.03%     0.95%    0.93%    0.94%    1.48%    1.25%      1.24%*
Ratio of net investment income to
 average net assets**......................       3.37%     2.30%     2.27%    3.11%    4.64%    5.71%    6.54%      6.11%*
Portfolio turnover.........................         62%   112.32%    60.36%   30.74%  100.84%  168.87%  230.12%     69.86%
                                                   GROWTH AND INCOME PORTFOLIO
                                             -------------------------------------------
                                               FOR THE                        FOR THE
                                             SIX MONTHS   FOR THE YEARS        PERIOD
                                                ENDED         ENDED          JANUARY 2,
                                              JUNE 30,    DECEMBER 31,        1992+ TO
                                                1995     ------------------ DECEMBER 31,
                                             (UNAUDITED)  1994     1993         1992
                                             ----------- -------- --------- ------------
Net asset value, beginning of period.......    $  9.16   $  9.87  $ 10.26     $ 10.00
                                               -------   -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................       0.04      0.10     0.16        0.08
 Net realized and unrealized gains (losses)
  from investment transactions.............       1.41     (0.71)   (0.39)       0.26
                                               -------   -------  -------     -------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS.....................       1.45     (0.61)   (0.23)       0.34
                                               -------   -------  -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income.....................         --     (0.10)   (0.16)      (0.08)
 Net realized gains on investments.........         --        --       --          --
                                               -------   -------  -------     -------
TOTAL DIVIDENDS AND DISTRIBUTIONS..........         --     (0.10)   (0.16)      (0.08)
                                               -------   -------  -------     -------
Net asset value, end of period.............    $ 10.61   $  9.16  $  9.87     $ 10.26
                                               =======   =======  =======     =======
Total return(1)............................      15.83%     6.18%   (2.26)%      3.40%
                                               =======   =======  =======   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........    $12,845   $12,872  $16,281     $20,037
Ratio of expenses to average net
 assets**..................................       1.45%*    1.35%    1.12%       1.29%*
Ratio of net investment income to
 average net assets**......................       0.87%*    1.06%    1.37%       1.21%*
Portfolio turnover.........................         54%   149.68%   51.68%      13.74%

-------
 *  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Balanced Portfolio (formerly Asset Allocation Portfolio) for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.50% and 5.69%, 1.39% and 6.40% and 1.44% and 5.91%, respectively, for the years ending December 31, 1990 and 1989 and for the period ended December 31, 1988.
 +  Commencement of operations.

                                     PW 8

                THE FUND, ITS INVESTMENT OBJECTIVES AND POLICIES

The Fund is a professionally managed mutual fund. The Fund offers seven Portfolios, each of which represents a segregated, separately managed portfolio of securities with its own investment objective, as set forth on page PW 1, and its own investment policies, which are summarized on page PW 1 and set forth in more detail below. There can be no assurance that any Portfolio's investment objective will be met. The Global Income Portfolio is managed as a non-diversified investment company; the other Portfolios are all managed as diversified investment companies.

Shares of each Portfolio are offered only to insurance company separate accounts that fund the Contracts. An insurance company separate account's interest is limited to the Portfolio(s) in which the separate account invests. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Portfolios, and not all Portfolios may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of the Portfolios may be offered to separate accounts of various insurance companies ("shared funding") and may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios. This might force a Portfolio to sell securities at disadvantageous prices.

The MONEY MARKET PORTFOLIO invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. These instruments include (1) U.S. government securities (which may or may not be backed by the full faith and credit of the United States), (2) obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase, (3) interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Portfolio's asset value and (4) commercial paper and other short-term corporate obligations including variable and floating rate securities and participation interests. Participation interests are pro rata interests in securities held by others.

The commercial paper and other short-term corporate obligations purchased by the Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Fund's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). The Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).


                                      PW 9

The GROWTH PORTFOLIO invests primarily in equity securities (common and preferred stocks and securities convertible into common or preferred stocks) issued by companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. In selecting equity securities for investment by the Portfolio, Mitchell Hutchins considers all of those factors it believes affect potential for capital appreciation, including an issuer's current and projected revenues, earnings, cash flow and assets, as well as general market conditions in relevant industries. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in equity securities. For potential capital appreciation (when, for instance, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issues may improve), the Portfolio's investment policies also permit investment of up to 35% of the Portfolio's total assets in investment grade debt securities. The Portfolio's investments in equity securities may include investments of up to 35% of its total assets in convertible debt securities that are related below investment grade but no lower than B by Standard & Poor's ("S&P") or Moody's ("Moody's"), comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. (For an explanation of the ratings assigned to debt securities by S&P and Moody's, see the Statement of Additional Information.) Consistent with its investment objective, the Portfolio may also invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market.

The GROWTH AND INCOME PORTFOLIO, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities (common and preferred stocks) believed by Mitchell Hutchins to have the potential for rapid earnings growth. In managing the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of approximately 2,000 medium to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks. The Portfolio may invest up to 35% of its total assets in equity securities not meeting the above criteria, as well as convertible securities, U.S. government securities, investment grade corporate debt securities and money market securities. The Portfolio is permitted to invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The Portfolio will invest in instruments other than equity securities when, in the opinion of Mitchell Hutchins, their projected total return is equal to or greater than that of equity securities or when such holdings might reduce the volatility of its portfolio. The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

Over the past 65 years, the total return of equity investments, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), has exceeded the inflation rate, as measured by the Consumer Price Index, as well as total return on long-term Treasury bonds, long-term corporate bonds and short-term Treasury bills. However, year-to-year fluctuations in each of these indices and instruments have been significant, and total return for the S&P 500 for some periods has been negative. There can be no assurance that this trend will continue, and the Portfolio performance may be better or worse than that of the S&P 500.

The GLOBAL GROWTH PORTFOLIO invests primarily in the common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. Under normal conditions, at least 65% of the Portfolio's total assets is invested in common stocks and securities convertible into common stocks. The Portfolio will at all times hold securities of issuers located in at least five countries and will invest no more than 20% of its total assets in issuers located in any single country outside the United States, except that the Portfolio may invest up to 35% of its total assets in issuers located in Japan. The Portfolio's sub-adviser, GE Investment Management Incorporated ("GEIM"), seeks to identify

                                     PW 10
companies that have potential for growth and whose value has not been fully recognized by the marketplace. GEIM concentrates primarily on medium to large-size companies that it believes meet this undervalued growth criterion. The Portfolio may also hold other types of securities, including non-convertible investment grade corporate debt securities, government and money market securities of U.S. and foreign issuers, and cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of GEIM, prevailing market, economic or political conditions warrant.

The GLOBAL INCOME PORTFOLIO invests principally in high quality debt securities of foreign and U.S. issuers. Debt securities will be considered high quality if they are assigned one of S&P's or Moody's two highest ratings, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Portfolio's total assets are invested in high quality debt securities, denominated in foreign currencies or U.S. dollars, that are issued or guaranteed by foreign and U.S. governments or their agencies, instrumentalities or political subdivisions or by supranational organizations such as the International Bank for Reconstruction and Development ("World Bank"), or that are issued by foreign and U.S. companies, banks and bank holding companies. Such issuers will be located in at least five of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 20% of the Portfolio's total assets will be invested in securities of issuers located in any one country, except that the Portfolio may invest up to 35% of its total assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Germany, Japan and the United Kingdom. There is no limit on the amount of assets that may be invested in securities of U.S. issuers. Mitchell Hutchins expects that normally more than 50% of the Portfolio's total assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to capitalize on opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments. Up to 35% of the Portfolio's total assets may be invested in investment grade debt securities rated below the two highest grades assigned by a NRSRO within this 35% limitation, or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The Portfolio may invest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P, Ba by Moody's comparably rated by another NRSRO or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Portfolio only when it concludes that the anticipated return to the Portfolio on such investment warrants exposure to the additional level of risk. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Portfolio. Up to 5% of the Portfolio's total assets may be invested in debt securities convertible into equity, although the Portfolio has no current intention of converting such securities into equity or holding them as equity upon conversion.

The Global Income Portfolio is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that although more than 5% of the Portfolio's total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of the Portfolio's taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that the Portfolio at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Portfolio's total return and the net asset value of its shares.

                                     PW 11

The STRATEGIC FIXED INCOME PORTFOLIO invests in a portfolio of fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Portfolio holdings will be invested in areas of the bond market (based on quality, sector, coupon or maturity) that its sub-adviser, Pacific Investment Management Company ("PIMCO"), believes to be relatively undervalued. Under normal circumstances, the Portfolio invests at least 65% of its assets in fixed income securities, which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage- and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio will be investment grade, except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by S&P or Moody's, assigned a comparable rating by another nationally recognized statistical ratings service ("NRSRO") or, if unrated, determined by the sub-adviser to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 10% of its assets in securities denominated in foreign currencies and dollar-denominated debt of foreign issuers. In addition, the Portfolio may invest up to 10% of its assets in Yankee bonds and Eurodollar bonds combined. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers and Eurodollar bonds are U.S. dollar-denominated obligations of domestic issuers that are held outside the United States, primarily in Europe.

The BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets. The Portfolio seeks to maintain a dollar-weighted average maturity for its fixed income investments (comprised of debt securities and money market instruments) of three to ten years. Under normal conditions, at least 25% of the Portfolio's assets will be invested in debt obligations, including money market instruments. Mitchell Hutchins believes that capital market returns reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation, and that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook have been fully discounted by the market. To implement this strategy, Mitchell Hutchins regularly surveys market participants and generates a consensus forecast of economic variables affecting returns on equity, fixed income and money market investments. Mitchell Hutchins then applies fundamental valuation techniques to the consensus data to determine what it believes is the optimal asset allocation for the Portfolio. Portfolio managers specializing in each asset class then select specific securities for their allocated portions of the portfolio. Mitchell Hutchins regularly monitors market outlooks and changes asset allocations when there are significant changes in expected returns.

Equity Securities. In selecting equity securities for the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of approximately 2,000 medium to large capitalization (generally at least $300 million) companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks.

Debt Securities. The Portfolio's investments in debt securities are based on analyses of the maturity structure and the risk structure (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities). The Portfolio may invest in a broad range of investment grade bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities, and other fixed income securities. The maturity of a mortgage-backed security is deemed to be its effective life (i.e., the average time in which it is expected that the

                                     PW 12
principal amount of the security will be repaid), as estimated by Mitchell Hutchins based upon scheduled principal amortization and an anticipated rate of principal prepayments, which, in turn, is based upon past prepayment patterns, prevailing interest rates and other factors. The effective life of a mortgage-backed security generally is substantially shorter than its stated maturity.

Money Market Instruments. The Portfolio may invest in high grade money market instruments, which are debt securities with maturities of 13 months or less. Such instruments will be chosen by Mitchell Hutchins based on its judgment of their utility in furthering the Portfolio's investment objective. For a more detailed description of the money market instruments in which the Portfolio's invests, see the Statement of Additional Information.

The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES. Under normal market conditions, the Strategic Fixed Income Portfolio, Global Income Portfolio and Balanced Portfolio are authorized to invest a substantial portion of their assets in U.S. government securities and the other Portfolios may invest in U.S. government securities consistent with their investment objectives. The U.S. government securities in which the Portfolios may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association ("Ginnie Mae") certificates) and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority). U.S. government securities are considered among the most creditworthy of fixed income investments. Because of this, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. Nevertheless, the values of U.S. government securities (like those of fixed income securities generally) will change as interest rates fluctuate.

MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special

                                     PW 13
purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present. Asset-backed securities are discussed further in the Statement of Additional Information.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for mortgage-backed securities of government issuers.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully his or her initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e. the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

                                     PW 14

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or the applicable sub-adviser seeks to manage each Portfolio so that its volatility, taken as a whole, is consistent with the Portfolio's investment objective. If Mitchell Hutchins or the sub-adviser incorrectly forecasts interest rate changes or other factors that may affect the volatility of securities held by the Portfolio, the Portfolio's ability to meet its investment objective may be reduced.

See Appendix A to this Prospectus for more information concerning the types of mortgage-backed securities in which the Portfolios may invest.

FOREIGN SECURITIES. The Global Growth and Global Income Portfolios invest a substantial portion of their assets in foreign securities, and the Strategic Fixed Income Portfolio may invest up to 10% of its assets in securities denominated in foreign currencies and another 10% of its assets in Yankee and Eurodollar bonds combined. In addition, the Growth and Growth and Income Portfolios may each invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers if such securities are traded on recognized U.S. exchanges or in the U.S. OTC market and the Balanced Portfolio also may invest in such securities. Accordingly, an investment in any of these Portfolios involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are greater with respect to the Global Growth and Global Income Portfolios because a substantially greater portion of their assets may be invested in such securities and because these Portfolios may invest substantially in foreign securities that are denominated in foreign currencies and traded outside the U.S. securities markets. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Portfolios generally invest only in securities that are traded on recognized exchanges or in OTC markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issues of securities held by these Portfolios than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency

                                     PW 15
values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect these Portfolios.

The costs attributable to foreign investing that the Global Growth, Global Income and Strategic Fixed Income Portfolios must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs for domestic securities.

The Strategic Fixed Income, Global Income and the Global Growth Portfolios may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require these Portfolios to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolios. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FOREIGN BANK AND FOREIGN BRANCH INSTRUMENTS. The Money Market Portfolio may invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks. The Global Income Portfolio may invest in these instruments and also in obligations of bank holding companies and foreign banks. The other Portfolios may invest in such securities consistent with their

                                     PW 16
investment objectives and policies. Such investments may involve risks that are different from investments in obligations of U.S. branches of domestic banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Portfolio. Additionally, there may be less publicly available information about foreign banks and foreign branches of U.S. banks, as these institutions may not be subject to the same regulatory requirements as domestic banks.

DEBT SECURITIES. The Strategic Fixed Income, Growth, Growth and Income, Global Growth, Global Income and Balanced Portfolios all may invest a substantial portion of their assets in debt securities rated within any one of the four highest grades assigned by S&P or Moody's or assigned a comparable rating by another NRSRO (commonly referred to as "investment grade debt securities"). Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. The Balanced Growth and Income and Growth Portfolios may invest in non-investment grade convertible debt securities The Strategic Fixed Income Portfolio may invest in non-investment grade convertible and non-convertible debt securities and Global Income Portfolio may invest in non-investment grade sovereign debt securities. Debt securities rated below investment grade are deemed by these NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposures to adverse conditions. Such securities are commonly referred to as "junk bonds." In the event that, due to the downgrade of one or more debt securities, a Portfolio holds securities rated below investment grade in an amount in excess of the percentage permitted under these investment policies, the Portfolio will engage in an orderly disposition of these securities to the extent necessary to reduce the Portfolio's holdings to the specified percentage. All Portfolios are permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that Mitchell Hutchins or the sub-adviser determines to be of comparable quality to that of rated securities in which such Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

The market value of debt securities generally varies inversely with the interest rate changes. Ratings of debt securities represent the rating agency's opinion regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. Mitchell Hutchins or the applicable sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security but the Portfolio is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


                                     PW 17

The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the sub-adviser in portfolio selection for the Strategic Fixed Income Portfolio.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have duration which in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


                                     PW 18

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common or preferred stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

ZERO COUPON AND PAYMENT-IN KIND SECURITIES. Strategic Fixed Income, Global Income and Balanced Portfolios may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Strategic Fixed Income Portfolio also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of Strategic Fixed Income Portfolio.

Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies ("RIC"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio (other than the Money Market Portfolio) is authorized to lend up to 10% (33 1/3% for Strategic Fixed Income Portfolio) of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins or the applicable sub-adviser deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the

                                     PW 19

Portfolio's total assets, including the value of when-issued and delayed-delivery securities held by the Portfolio, exceed its net assets.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Portfolio if the other party to the repurchase agreement becomes insolvent, each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable sub-adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Strategic Fixed Income and Global Income Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price. Such agreements are considered to be borrowings and for the Global Income Portfolio may be entered into only for temporary purposes. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Strategic Fixed Income Portfolio may enter into dollar rolls, in which the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are repurchased will be of the same type, and will have the same interest rate and maturity, as those sold but generally will be supported by different pools of mortgages with substantially similar prepayment characteristics. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price.

The dollar rolls and reverse repurchase agreements entered into by the Strategic Fixed Income Portfolio normally will be arbitrage transactions in which the Portfolio will maintain an offsetting position in securities that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement or in repurchase agreements that mature in no more than seven days. Because the Portfolio will invest the proceeds of its borrowings and earn those investments, these transactions involve leverage. However, because the borrowing proceeds are invested in short-term, high quality debt securities or repurchase agreements, as described above, Mitchell Hutchins or the applicable sub-adviser believes that such arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.


                                     PW 20

Dollar rolls and reverse repurchase agreements are considered to be borrowings and, accordingly, are subject to the respective Portfolio's limitations on borrowings, which restricts the aggregate of such transactions (plus any other borrowings) to 10% of the Global Income Portfolio's total assets (33 1/3% for Strategic Fixed Income Fund). A Portfolio will not enter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Portfolio's total assets. The Strategic Fixed Income Portfolio has no present intention to enter into dollar rolls other than in such arbitrage transactions, and neither Portfolio has any present intention to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purposes.

HEDGING AND RELATED INCOME STRATEGIES. Except for the Money Market and Balanced Portfolios, each Portfolio may use options (both exchange-traded and OTC) and futures contracts to attempt to enhance income and may attempt to reduce the overall risk of its investments (hedge) by using options and futures contracts, although the High Grade Fixed Income and Aggressive Growth Portfolios have no intention of doing so during the coming year. The Strategic Fixed Income, Global Income and Global Growth Portfolios may also use forward currency contracts. A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Appendix B to this Prospectus describes the hedging instruments that the Portfolios may use. The Statement of Additional Information contains further information on these strategies.

Each Portfolio eligible to use hedging and related income strategies may write
(sell) covered call and put options, buy call and put options on securities in which it is authorized to invest and on stock indexes, sell stock index or interest rate futures contracts and buy put and call options and write covered call options on such futures contracts. The Global Growth, Global Income and Strategic Fixed Income Portfolios each may write covered call options and buy put and call options on foreign currencies, buy or sell foreign currency futures contracts, buy put and call options and write covered call options on such contracts. These Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when Mitchell Hutchins or the applicable sub-adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities positions denominated in such currency. A Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins or the applicable sub-adviser anticipates that there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging purposes. For example, each Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the applicable sub-adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

A Portfolio might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins or the applicable sub-adviser incorrectly

                                     PW 21
forecasts interest rates, market values or other economic factors for a Portfolio, the Portfolio would be in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolios' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

New financial products and risk management techniques continue to be developed. Each Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and federal tax considerations.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets (15% for the Strategic Fixed Income Portfolio) in illiquid securities, including certain cover for OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A" securities which Mitchell Hutchins has determined to be liquid under procedures approved by the Fund's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

The Strategic Fixed Income Fund may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations ("Participations") and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the Portfolio's having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the sub-adviser to be creditworthy.

When the Strategic Fixed Income Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                                     PW 22

Assignments and Participations are generally not registered under the 1933 Act and thus are subject to the Strategic Fixed Income Portfolio's limitation to 15% of its net assets with respect to its investments in illiquid securities. Because there is no liquid market for these securities, the Portfolio anticipates that these securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact of the value of these securities and on the Portfolio's ability to dispose of particular Assignments and Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

PORTFOLIO TURNOVER. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or the applicable sub-adviser deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the affected Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. When Mitchell Hutchins or the applicable sub-adviser believes unusual circumstances warrant a defensive posture, each Portfolio temporarily may commit all or any portion of its assets to cash, U.S. government securities or money market instruments, including repurchase agreements. The Global Growth, Global Income and Strategic Fixed Income Portfolios may hold cash in U.S. dollars or foreign currencies and money market instruments of U.S. or foreign issuers, including instruments backed by the U.S. or foreign governments, their agencies or instrumentalities and repurchase agreements secured thereby. Each Portfolio may borrow money for temporary purposes but not in excess of 10% of its total assets (33 1/3% for the Strategic Fixed Income Portfolio).

Each Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of trustees without shareholder approval.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the Portfolios are offered only to the insurance company separate accounts that fund the Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at net asset value. Proceeds from redemptions in any of the Portfolios will be paid on or before the seventh day following the request for redemption by a Contract holder.

A separate account may exchange shares of one Portfolio for shares of another Portfolio at their relative net asset values per share.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. With the exception of the Money Market Portfolio, each Portfolio distributes all of its net investment income as dividends to its shareholders shortly after the close of the Fund's fiscal year on December 31. At the same time, those Portfolios also distribute to their shareholders all of their net short-term capital gain and their net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net gains from foreign currency transactions. Those Portfolios may make a second distribution of net investment income, net short-term capital gain, net capital gain and net gains from foreign currency transactions if necessary to avoid income tax.

                                     PW 23

The Money Market Portfolio declares as dividends on each Business Day all of its net investment income, payable to shareholders of record as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., eastern time) on the preceding Business Day; those dividends are paid monthly. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business. Net investment income of the Portfolio consists of accrued interest and earned discount (including both original issue and market discounts), less amortization of market premium and applicable expenses. Net investment income is calculated and dividends are declared immediately prior to the determination of net asset value per share. The Portfolio generally distributes to its shareholders any net short-term capital gain annually after the end of its fiscal year on December 31 but may make more frequent distributions of that gain if necessary to maintain its net asset value per share at $1.00 or to avoid income tax. The Portfolio does not expect to realize long-term capital gain and thus does not anticipate any distributions of net capital gain.

Dividends and capital gain distributions from a Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts.

FEDERAL INCOME TAX. Each Portfolio intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Portfolio shares are offered only to insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of the Portfolios and (2) the holders of Contracts funded through those accounts.

Each Portfolio intends to continue to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M, place certain limitations on the assets of each separate account--and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio-- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing

                                     PW 24
the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                              VALUATION OF SHARES

The net asset value of each Portfolio's shares, other than the Money Market Portfolio, fluctuates and is determined for all Portfolios as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. For each Portfolio other than the Money Market Portfolio, net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. Except for the Money Market Portfolio, each Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rates.

The Money Market Portfolio intends to use its best efforts to maintain its net asset value at $1.00 per share. The value of each share of this Portfolio is computed by dividing its net assets by the number of its outstanding shares. "Net assets" equals the value of the investments and other assets minus its liabilities. The Money Market Portfolio values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are generally carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities because there is less reliable, objective data available.

                                   MANAGEMENT

The Fund's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of the Money Market, Growth, Growth and Income, Global Income and Balanced Portfolios. Mitchell Hutchins supervises the activities of PIMCO and GEIM, the sub-advisers for the Strategic Fixed Income and Global Growth Portfolios, respectively, and supervises all other aspects of these Portfolios operations. PIMCO and GEIM as sub-advisers for the Strategic Fixed Income and Global Growth Portfolios, respectively, makes and implements all investment decisions for these Portfolios. Brokerage transactions for the Portfolios may be conducted through PaineWebber or its affiliates, in accordance with procedures adopted by the Fund's board of trustees.

                                     PW 25

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the following annual rates for each
Portfolio:

                                               % OF AVERAGE
           PORTFOLIO                         DAILY NET ASSETS
           Money Market Portfolio                  .50
           Growth Portfolio                        .75
           Growth and Income Portfolio             .70
           Global Growth Portfolio                 .75
           Global Income Portfolio                 .75
           Strategic Fixed Income Portfolio        .50
           Balanced Portfolio                      .75

The fee of .75% of average net assets paid by the Growth, Global Growth and Global Income Portfolios is higher than that paid by most funds to their advisers but is not higher than fees paid by many funds with similar objectives and policies. THE FEE OF .75% OF AVERAGE NET ASSETS PAID BY THE BALANCED PORTFOLIO IS HIGHER THAN THAT PAID BY FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES TO THEIR ADVISERS.

The Portfolios also incur other expenses in their operations. For the fiscal year ended December 31, 1994, total expenses stated as a percentage of average net assets for each Portfolio were 0.88% for the Money Market Portfolio, 1.00% for the Growth Portfolio, 1.48% for the Global Growth Portfolio, 1.17% for the Global Income Portfolio, 1.03% for the Balanced Portfolio, 0.89% for the Strategic Fixed Income Portfolio and 1.35% for the Growth and Income Portfolio.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At June 30, 1995 Mitchell Hutchins was adviser or sub-adviser to 41 investment companies with 86 separate portfolios and aggregate assets of over $27.9 billion.

Mitchel Hutchins (not the Fund) pays PIMCO a fee for its services as sub-adviser for the Strategic Fixed Income Portfolio at the annual rate of .25% of the portfolio's average daily net assets. PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisers L.P. ("PIMCO Advisers"), a publicly held investment advisory firm. A majority interest in PIMCO Advisers is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of February 28, 1995, PIMCO had approximately $59.8 billion in assets under management and was adviser or sub-adviser of 12 investment companies with 33 portfolios and aggregate assets of approximately $13.1 billion. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

Mitchell Hutchins (not the Fund) pays GEIM a fee for its services as sub-adviser for the Global Growth Portfolio at an annual rate of 0.29% of the Fund's average daily net assets. GEIM is located at 3008 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900 and is a wholly owned subsidiary of General Electric Company. GEIM is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), also a registered investment adviser and a wholly owned subsidiary of General Electric Company. GEIM and GEIC provide investment management services to various institutional accounts with total assets exceeding $48 billion as of May 31, 1995.

                                     PW 26

David H. Edington, a PIMCO Managing Director, is primarily responsible for the day-to-day management of the Strategic Fixed Income Portfolio. Mr. Edington has been associated with PIMCO for eight years as a senior member of the fixed income portfolio management group.

Stuart Waugh is primarily responsible for the day-to-day management of the Global Income Portfolio. Mr. Waugh is a vice president of the Fund, a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has held his Global Income Portfolio responsibilities since its inception in May 1988 and has been employed by Mitchell Hutchins as a portfolio manager for more than five years.

Mark A. Tincher is primarily responsible for the day-to-day management of the Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equity investments of Mitchell Hutchins responsible for overseeing the management of domestic equity investments for Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher has held his Growth and Income Portfolio responsibilities since April 1995. Effective April 3, 1995, in connection with Mr. Tincher taking over the day-to-day management of the Portfolio, a prior sub-advisory agreement between Mitchell Hutchins and MHII was terminated.

Ellen R. Harris is primarily responsible for the day-to-day management of the Growth Portfolio. Ms. Harris is a vice president of the Fund and a managing director of Mitchell Hutchins. She has held her Growth Portfolio responsibilities since its inception in May 1987 and has been employed by Mitchell Hutchins as a portfolio manager since 1983.

Ralph R. Layman is primarily responsible for the day-to-day management of Global Growth Portfolio. Mr. Layman is a chartered Financial Analyst and an executive vice president and a senior investment manager of GEIM. From 1989 to 1991, Mr. Layman served as executive vice president, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as vice president and portfolio manager of Templeton Investment Counsel, Inc., and vice president of the Templeton Emerging Markets Fund. Mr. Layman has held his Global Growth responsibilities since March 1995.

T. Kirkham Barneby is responsible for the asset allocation decisions for the Balanced Portfolio. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was senior vice president responsible for quantitative management and asset allocation models. Before joining Mitchell Hutchins, Mr. Barneby served as director of pension investment strategy at the Continental Group in Stamford, Connecticut and held positions in the economics departments at both Citibank, N.A. and Merrill Lynch.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of the Balanced Portfolio. Please refer to Mr. Tincher's prior experience provided under the Growth and Income Portfolio above.

Dennis L. McCauley is primarily responsible for the day-to-day management of the High Grade Fixed Income Portfolio and the fixed income portion of the Balanced Portfolio. Mr. McCauley is a managing director and chief investment officer--fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where

                                     PW 27
he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee.

Nirmal Singh and Craig M. Varrelman assist Mr. McCauley in managing the Balanced Portfolio's fixed income investments. Mr. Singh is a vice president of Mitchell Hutchins and Mr. Varrelman is a first vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team responsible for managing several diversified funds, including mortgage-backed securities funds with assets totaling approximately $8 billion. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation, where he was responsible for managing approximately $3 billion in mortgage assets. From 1987 to 1990, Mr. Singh was vice president of Lehman Brothers. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1998 and manages fixed income portfolios with an emphasis on U.S. government securities.

Messrs. Barneby, Tincher, McCauley, Singh and Varrelman and Ms. Messina first assumed their responsibilities for the Balanced Portfolio in August 1995.

Susan Messina is responsible for the day-to-day management of the Money Market Portfolio and the cash portion of all the other Portfolios except the Aggressive Growth Portfolio, the Strategic Fixed Income Portfolio, and the Global Growth Portfolio, the Portfolios assets are invested in money market instruments. Ms. Messina has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Investment personnel of Mitchell Hutchins and the sub-advisers may engage in securities transactions for their own accounts pursuant to each firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of ten series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of a Portfolio has equal voting, dividend and liquidation rights. The shares of each Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of the Money Market, Growth, Growth and Income, Strategic Fixed Income, Balanced and Global Growth Portfolios. Brown Brothers Harriman

                                     PW 28

& Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the Global Income Portfolio. Both custodians employ foreign subcustodians approved by the board of trustees in accordance with those requirements to provide custody of the foreign assets of the Strategic Fixed Income, Global Income and Global Growth Portfolios. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     PW 29

                                                                      APPENDIX A

GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal (but not the market value of the security itself) is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as a Portfolio. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal (but not the market value of the security itself) on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-issued mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Freddie Mac does not guarantee the market value of the security itself. The Freddie Mac guarantee is not backed by full faith and credit of the U.S. government.

PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single class mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in market value.

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC

                                     PW 30
mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized either by mortgage loans, mortgage pass-through securities or other CMOs (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and in the case of CMO's any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal only or PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.

TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment

                                     PW 31
of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

SPECIALLY STRUCTURED CMOS AND NEW TYPE OF MORTGAGE-BACKED SECURITIES. The Portfolios may invest in IOs, POs, inverse floating rate CMOs and other specially structured CMO classes. See "Risk Factors and Other Investment Policies--Risks of Mortgage- and Asset-Backed Securities."

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Portfolios expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins believes may assist a Portfolio in achieving its investment objective. Similarly, the Portfolios may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified above. The Fund's prospectus or statement of additional information will be supplemented to the extent that new types of mortgage-backed securities or those issued by issuers other than those identified above involve materially different risks than the securities or issuers described herein.

                                     PW 32

                                                                      APPENDIX B

                     HEDGING AND OPTION INCOME INSTRUMENTS

Certain Portfolios may use the following hedging instruments:

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                     PW 33

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2--Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

                            PAINEWEBBER SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019

PaineWebber Series Trust ("Fund") is a professionally managed, open-end investment company that offers the nine series of shares ("Portfolios") listed below. All the Portfolios except the Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and certain Portfolios, as indicated below, have sub-advisers.

  * The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  * The STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as sub-adviser to this Portfolio.

  * The HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed and asset-backed securities of private issuers.

  * The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

  * The BALANCED PORTFOLIO seeks a high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

  * The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

  * The GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

  * The AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. Nicholas-Applegate Capital Management serves as sub-adviser to this Portfolio.

  * The GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as the sub-adviser to this Portfolio.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated November 1, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-986-0088.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is November 1, 1995.

                                      PW 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... PW  3
The Fund, Its Investment Objectives and Policies.......................... PW 10
Description of Securities and Investment Techniques....................... PW 15
Purchases, Redemptions and Exchanges...................................... PW 25
Dividends, Other Distributions and Federal Income Tax..................... PW 25
Valuation of Shares....................................................... PW 27
Management................................................................ PW 27
General Information....................................................... PW 31
Appendix A................................................................ PW 32
Appendix B................................................................ PW 35

                                      PW 2

                             FINANCIAL HIGHLIGHTS

The tables below provide selected per share data and ratios for one share of each Portfolio during the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1994, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the five years in the period ended December 31, 1994, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is also included in the Annual Report to Shareholders. The financial statements and notes and the financial information on the tables below insofar as they relate to the six months ended June 30, 1995 have been taken from the records of the Fund without examination by the independent auditors, who do not express an opinion thereon. Further information about the performance of each Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge. The information appearing below for periods prior to the year ended December 31, 1991 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

The financial highlights information pertains to the Portfolios of the Fund and does not reflect charges related to the separate account. You should refer to the appropriate separate account prospectus for additional information regarding such charges.

                                                      MONEY MARKET PORTFOLIO
                         ----------------------------------------------------------------------------------------
                           FOR THE
                         SIX MONTHS                                                                FOR THE
                         ENDED JUNE                                                                 PERIOD
                          30, 1995                                                                  MAY 4,
                         (UNAUDITED)           FOR THE YEARS ENDED DECEMBER 31,                    1987+ TO
                         ----------- ----------------------------------------------------------  DECEMBER 31,
                            1995      1994     1993     1992     1991     1990    1989    1988       1987
                         ----------- -------  -------  -------  -------  ------  ------  ------  ------------
Net asset value,
 beginning
 of period..............   $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      0.03      0.03     0.02     0.03     0.05    0.05    0.08    0.06       0.03
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS..      0.03      0.03     0.02     0.03     0.05    0.05    0.08    0.06       0.03
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
Less dividends from net
 investment income......    (0.03)     (0.03)   (0.02)   (0.03)   (0.05)  (0.05)  (0.08)  (0.06)     (0.03)
                           -------   -------  -------  -------  -------  ------  ------  ------     ------
Net asset value, end of
 period.................   $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                           =======   =======  =======  =======  =======  ======  ======  ======     ======
Total return(1).........      2.63%     3.43%    2.45%    3.00%    5.00%   5.00%   8.00%   6.00%      3.40%
                           =======   =======  =======  =======  =======  ======  ======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)........   $27,796   $25,042  $15,468  $19,383  $20,249  $8,720  $4,367  $3,278     $2,974
 Ratio of expenses to
  average net assets**..      0.82%*    0.88%    0.86%    0.81%    1.00%   2.02%   1.55%   1.56%      1.54%*
 Ratio of net investment
  income to average net
  assets**..............      5.31%*    3.56%    2.43%    3.13%    4.92%   6.13%   7.62%   5.74%      5.40%*

--------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 2.04% and 6.11%, 2.17% and 6.99%, 2.36% and 4.94%, and
    4.60% and 2.34%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
  + Commencement of operations.

                                     PW 3

                                         STRATEGIC FIXED INCOME PORTFOLIO
                          ---------------------------------------------------------------------
                            FOR THE
                          SIX MONTHS                                                 FOR THE
                          ENDED JUNE                                                  PERIOD
                           30, 1995                                                  JULY 5,
                          (UNAUDITED)    FOR THE YEARS ENDED DECEMBER 31,            1989+ TO
                          ----------- -------------------------------------------  DECEMBER 31,
                             1995      1994      1993     1992     1991     1990       1989
                          ----------- -------   -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....    $ 10.34   $ 11.93   $ 11.58  $ 11.61  $ 10.49  $10.17     $10.00
                            -------   -------   -------  -------  -------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       0.38      0.85      0.87     0.74     0.47    0.45       0.10
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       0.75     (1.49)     0.48     0.05     1.12    0.32       0.17
                            -------   -------   -------  -------  -------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..       1.13     (0.64)     1.35     0.79     1.59    0.77       0.27
                            -------   -------   -------  -------  -------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
 Net investment income..        --      (0.85)    (0.87)   (0.74)   (0.47)  (0.45)     (0.10)
 Net realized gains on
  investments...........        --      (0.10)    (0.13)   (0.08)     --      --         --
                            -------   -------   -------  -------  -------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (0.95)    (1.00)   (0.82)   (0.47)  (0.45)     (0.10)
                            -------   -------   -------  -------  -------  ------     ------
Net asset value, end of
 period.................    $ 11.47   $ 10.34   $ 11.93  $ 11.58  $ 11.61  $10.49     $10.17
                            =======   =======   =======  =======  =======  ======     ======
Total return(1).........      10.93%    (5.34)%   11.66%    6.76%   15.17%   7.58%      2.70%
                            =======   =======   =======  =======  =======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)........    $18,861   $17,020   $22,354  $24,103  $15,690  $5,192     $1,294
 Ratio of expenses to
  average net assets**..       0.92%*    0.89%     0.79%    0.76%    1.25%   1.55%      1.55%*
 Ratio of net investment
  income to average
  net assets**..........       6.67%*    6.64%     6.13%    6.59%    6.43%   6.80%      6.17%*
Portfolio turnover......         75%       54%        8%      23%       1%     66%         0%

--------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
 ** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.28% and 6.40%, 3.14% and 5.20% and 13.87% and (6.15)%, respectively, for the years ending December 31, 1991 and 1990, and for the period ended December 31, 1989.
  + Commencement of operations.

                                     PW 4

                                                  GLOBAL INCOME PORTFOLIO
                          ------------------------------------------------------------------------------
                            FOR THE
                          SIX MONTHS                                                          FOR THE
                          ENDED JUNE                                                           PERIOD
                           30, 1995                                                            MAY 1,
                          (UNAUDITED)        FOR THE YEARS ENDED DECEMBER 31,                 1988+ TO
                          ----------- ----------------------------------------------------  DECEMBER 31,
                             1995      1994      1993     1992     1991     1990     1989       1988
                          ----------- -------   -------  -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....    $ 10.88   $ 11.72   $ 11.17  $ 11.65  $ 11.16  $ 10.19  $10.67     $10.00
                            -------   -------   -------  -------  -------  -------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       0.58      0.97      0.96     0.80     0.75     0.52    0.94       0.28
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       0.16     (1.60)     0.90    (0.65)    0.40     1.00   (0.22)      0.39
                            -------   -------   -------  -------  -------  -------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..       0.74     (0.63)     1.86     0.15     1.15     1.52    0.72       0.67
                            -------   -------   -------  -------  -------  -------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM/IN:
 Net investment income..        --      (0.21)    (0.94)   (0.56)   (0.65)   (0.52)  (1.06)       --
 Excess of net
  investment income.....        --        --      (0.16)     --       --       --      --         --
 Net realized gains on
  investments...........        --        --      (0.21)   (0.07)   (0.01)   (0.03)  (0.14)       --
                            -------   -------   -------  -------  -------  -------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (0.21)    (1.31)   (0.63)   (0.66)   (0.55)  (1.20)       --
                            -------   -------   -------  -------  -------  -------  ------     ------
Net asset value, end of
 period.................    $ 11.62   $ 10.88   $ 11.72  $ 11.17  $ 11.65  $ 11.16  $10.19     $10.67
                            =======   =======   =======  =======  =======  =======  ======     ======
Total return(1).........       6.80%    (5.56)%   16.65%    1.29%   10.30%   14.92%   6.80%      6.70%
                            =======   =======   =======  =======  =======  =======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)........    $48,232   $52,688   $64,610  $63,172  $51,988  $30,778  $7,425     $7,298
 Ratio of expenses to
  average
  net assets**..........       1.65%*    1.17%     0.98%    1.07%    1.20%    1.72%   1.86%      1.86%*
 Ratio of net investment
  income to average net
  assets**..............       6.93%*    7.23%     7.47%    7.20%    7.59%    8.64%   9.00%      6.35%*
Portfolio turnover rate.         65%       97%       69%      75%      14%     110%     32%       136%

--------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each fiscal period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
 ** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.75% and 8.61%, 2.59% and 8.27% and 3.30% and 4.91%, respectively, for the years ended December 31, 1990 and 1989, and for the period ended December 31, 1988.
  + Commencement of operations.

                                     PW 5

                                                BALANCED PORTFOLIO
                                      (FORMERLY ASSET ALLOCATION PORTFOLIO)
                     -------------------------------------------------------------------------------
                     FOR THE SIX
                       MONTHS
                        ENDED                                                             FOR THE
                      JUNE 30,                                                             PERIOD
                        1995                                                              JUNE 1,
                     (UNAUDITED)        FOR THE YEARS ENDED DECEMBER 31,                  1988+ TO
                     ----------- -----------------------------------------------------  DECEMBER 31,
                        1995      1994      1993     1992     1991     1990     1989        1988
                     ----------- -------   -------  -------  -------  -------  -------  ------------
Net asset value,
 beginning
 of period.......      $  9.54   $ 11.95   $ 11.63  $ 11.39  $  9.99  $ 10.37  $ 10.54    $ 10.00
                       -------   -------   -------  -------  -------  -------  -------    -------
INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment
  income.........         0.18      0.30      0.33     0.35     0.47     0.65     0.66       0.28
 Net realized and
  unrealized
  gains (losses)
  from investment
  transactions...         1.22     (1.44)     1.48     0.24     1.40    (0.38)    0.52       0.26
                       -------   -------   -------  -------  -------  -------  -------    -------
TOTAL INCOME
 (LOSS) FROM
 INVESTMENT
 OPERATIONS......         1.40     (1.14)     1.81     0.59     1.87     0.27     1.18       0.54
                       -------   -------   -------  -------  -------  -------  -------    -------
LESS DIVIDENDS
 AND
 DISTRIBUTIONS
 FROM:
 Net investment
  income.........          --      (0.30)    (0.33)   (0.35)   (0.47)   (0.65)   (0.94)       --
 Net realized
  gains on
  investments....          --      (0.97)    (1.16)     --       --       --     (0.41)       --
                       -------   -------   -------  -------  -------  -------  -------    -------
TOTAL DIVIDENDS
 AND
 DISTRIBUTIONS...          --      (1.27)    (1.49)   (0.35)   (0.47)   (0.65)   (1.35)       --
                       -------   -------   -------  -------  -------  -------  -------    -------
Net asset value,
 end of period...      $ 10.94   $  9.54   $ 11.95  $ 11.63  $ 11.39  $  9.99  $ 10.37    $ 10.54
                       =======   =======   =======  =======  =======  =======  =======    =======
Total return(1)..        14.68%    (9.59)%   15.76%    5.18%   18.73%    2.63%   11.10%      5.40%
                       =======   =======   =======  =======  =======  =======  =======    =======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end
  of
  period (000's).      $27,058   $23,263   $33,367  $38,583  $33,327  $25,681  $26,851    $22,845
 Ratio of
  expenses to
  average net
  assets**.......         1.12%*    1.03%     0.95%    0.93%    0.94%    1.48%    1.25%      1.24%*
 Ratio of net
  investment
  income to
  average net
  assets**.......         3.37%     2.30%     2.27%    3.11%    4.64%    5.71%    6.54%      6.11%*
Portfolio
 turnover........           62%      112%       60%      31%     101%     169%     230%        70%
                           GROWTH AND INCOME PORTFOLIO
                     --------------------------------------------
                     FOR THE SIX
                       MONTHS
                        ENDED                          FOR THE
                      JUNE 30,      FOR THE YEARS       PERIOD
                        1995            ENDED         JANUARY 2,
                     (UNAUDITED)     DECEMBER 31,      1992+ TO
                     ----------- ------------------- DECEMBER 31,
                        1995      1994      1993         1992
                     ----------- --------- --------- ------------
Net asset value,
 beginning
 of period.......      $ 9.16    $  9.87   $ 10.26     $ 10.00
                     ----------- --------- --------- ------------
INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment
  income.........         0.04      0.10      0.16        0.08
 Net realized and
  unrealized
  gains (losses)
  from investment
  transactions...         1.41     (0.71)    (0.39)       0.26
                     ----------- --------- --------- ------------
TOTAL INCOME
 (LOSS) FROM
 INVESTMENT
 OPERATIONS......         1.45     (0.61)    (0.23)       0.34
                     ----------- --------- --------- ------------
LESS DIVIDENDS
 AND
 DISTRIBUTIONS
 FROM:
 Net investment
  income.........          --      (0.10)    (0.16)      (0.08)
 Net realized
  gains on
  investments....          --        --        --          --
                     ----------- --------- --------- ------------
TOTAL DIVIDENDS
 AND
 DISTRIBUTIONS...          --      (0.10)    (0.16)      (0.08)
                     ----------- --------- --------- ------------
Net asset value,
 end of period...      $10.61    $  9.16   $  9.87     $ 10.26
                     =========== ========= ========= ============
Total return(1)..        15.83%    (6.18)%   (2.26)%      3.40%
                     =========== ========= ========= ============
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end
  of
  period (000's).      $12,845   $12,872   $16,281     $20,037
 Ratio of
  expenses to
  average net
  assets**.......         1.45%*    1.35%     1.12%       1.29%*
 Ratio of net
  investment
  income to
  average net
  assets**.......         0.87%*    1.06%     1.37%       1.21%*
Portfolio
 turnover........           54%      150%       52%         14%

-------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
 ** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Balanced Portfolio (formerly Asset Allocation Portfolio) for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.50% and 5.69%, 1.39% and 6.40% and 1.44% and 5.91%, respectively, for the years ending December 31, 1990 and 1989 and for the period ended December 31, 1988.
  + Commencement of operations.

                                     PW 6

                                                         GROWTH PORTFOLIO
                          ---------------------------------------------------------------------------------------
                            FOR THE
                          SIX MONTHS                                                                   FOR THE
                          ENDED JUNE                                                                    PERIOD
                           30, 1995                                                                     MAY 4,
                          (UNAUDITED)           FOR THE YEARS ENDED DECEMBER 31,                       1987+ TO
                          ----------- -------------------------------------------------------------  DECEMBER 31,
                             1995      1994      1993     1992     1991     1990      1989    1988       1987
                          ----------- -------   -------  -------  -------  -------   ------  ------  ------------
Net asset value,
 beginning
 of period..............    $ 14.56   $ 18.06   $ 15.68  $ 14.92  $ 10.57  $ 11.66   $10.38  $ 8.76     $10.00
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       0.02      0.01       --      0.11     0.10     0.14     0.09    0.21       0.09
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       1.77     (2.13)     3.08     0.76     4.35    (1.09)    3.90    1.41      (1.24)
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..       1.79     (2.12)     3.08     0.87     4.45    (0.95)    3.99    1.62      (1.15)
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
 Net investment income..        --      (0.01)      --     (0.11)   (0.10)   (0.14)   (0.30)    --       (0.09)
 Net realized gains on
  investments...........        --      (1.37)    (0.70)     --       --       --     (2.41)    --         --
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (1.38)    (0.70)   (0.11)   (0.10)   (0.14)   (2.71)    --       (0.09)
                            -------   -------   -------  -------  -------  -------   ------  ------     ------
Net asset value, end of
 period.................    $ 16.35   $ 14.56   $ 18.06  $ 15.68  $ 14.92  $ 10.57   $11.66  $10.38     $ 8.76
                            =======   =======   =======  =======  =======  =======   ======  ======     ======
Total return(1).........      12.29%   (11.65)%   19.61%    5.83%   42.10%   (8.15)%  38.44%  18.49%    (11.52)%
                            =======   =======   =======  =======  =======  =======   ======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)........    $45,157   $39,135   $51,696  $46,479  $37,470  $12,283   $4,264  $  802     $3,891
 Ratio of expenses to
  average net assets**..       1.07%*    1.00%     0.92%    0.94%    1.13%    1.85%    1.76%   1.80%      1.79%*
 Ratio of net investment
  income to average net
  assets**..............       0.24%*    0.04%     0.00%    0.78%    1.07%    1.90%    1.53%   0.63%      3.00%*
Portfolio turnover......         13%       27%       35%      29%      28%      35%      68%    190%         2%

--------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
 ** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.91% and 1.84%, 3.61% and (0.31)%, 3.58% and
    (1.15)%, and 5.44% and (0.64)%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
  + Commencement of operations.

                                     PW 7

                                                     GLOBAL GROWTH PORTFOLIO
                          ---------------------------------------------------------------------------------------
                            FOR THE
                          SIX MONTHES
                             ENDED                                                                     FOR THE
                           JUNE 30,                                                                     PERIOD
                             1995                                                                       MAY 4,
                          (UNAUDITED)           FOR THE YEARS ENDED DECEMBER 31,                       1987+ TO
                          ----------- -------------------------------------------------------------  DECEMBER 31,
                             1995      1994      1993     1992      1991     1990     1989    1988       1987
                          ----------- -------   -------  -------   -------  -------  ------  ------  ------------
Net asset value,
 beginning
 of period..............    $ 12.44   $ 14.97   $ 11.10  $ 12.06   $ 11.76  $ 11.43  $10.49  $ 8.35     $10.00
                            -------   -------   -------  -------   -------  -------  ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)................       0.10     (0.03)     0.03     0.10      0.23     0.19    0.07    0.07       0.05
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........     (0.79)     (1.76)     4.42    (1.01)     0.35     0.67    1.94    2.07      (1.59)
                            -------   -------   -------  -------   -------  -------  ------  ------     ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..      (0.69)    (1.79)     4.45    (0.91)     0.58     0.86    2.01    2.14      (1.54)
                            -------   -------   -------  -------   -------  -------  ------  ------     ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM/IN:
 Net investment income..        --      (0.01)      --     (0.05)    (0.23)   (0.19)  (0.07)    --       (0.05)
 Excess of net
  investment income.....        --        --        --       --        --       --    (0.19)    --         --
 Net realized gains on
  investments...........        --      (0.73)    (0.58)     --      (0.05)   (0.34)  (0.81)    --       (0.06)
                            -------   -------   -------  -------   -------  -------  ------  ------     ------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS..........        --      (0.74)    (0.58)   (0.05)    (0.28)   (0.53)  (1.07)    --       (0.11)
                            -------   -------   -------  -------   -------  -------  ------  ------     ------
Net asset value, end of
 period.................    $ 11.75   $ 12.44   $ 14.97  $ 11.10   $ 12.06  $ 11.76  $11.43  $10.49     $ 8.35
                            =======   =======   =======  =======   =======  =======  ======  ======     ======
Total return(1).........      (5.55)%  (11.94)%   40.02%   (7.55)%    4.93%    7.53%  19.18%  25.63%    (15.42)%
                            =======   =======   =======  =======   =======  =======  ======  ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)........    $33,948   $40,493   $38,035  $21,493   $24,308  $16,149  $3,806  $3,250     $3,135
 Ratio of expenses to
  average net assets**..       1.51%*    1.48%     1.40%    1.46%     1.53%    2.07%   2.10%   2.08%      2.10%*
 Ratio of net investment
  income (loss) to
  average
  net assets**..........       1.61%*   (0.13)%    0.38%    0.82%     2.12%    3.29%   0.71%   0.68%      1.09%*
Portfolio turnover......        131%      175%      267%     127%       89%     120%    201%     33%         5%

--------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each fiscal period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
 ** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.19% and 3.17%, 4.35% and (1.54)%, 4.55% and
    (1.79)% and 4.87% and (1.68)%, respectively, for the years ended December 31, 1990, 1989, and 1988 and for the period ended December 31, 1987.
  + Commencement of operations.

                                     PW 8

                                    AGGRESSIVE GROWTH                    HIGH GRADE FIXED INCOME
                                         PORTFOLIO                              PORTFOLIO
                         --------------------------------------- ---------------------------------------
                         FOR THE SIX              FOR THE PERIOD FOR THE SIX              FOR THE PERIOD
                           MONTHS    FOR THE YEAR  NOVEMBER 2,     MONTHS    FOR THE YEAR  NOVEMBER 8,
                         ENDED JUNE     ENDED        1993+ TO    ENDED JUNE     ENDED        1993+ TO
                          30, 1995   DECEMBER 31,  DECEMBER 31,   30, 1995   DECEMBER 31,  DECEMBER 31,
                         (UNAUDITED)     1994          1993      (UNAUDITED)     1994          1993
                         ----------- ------------ -------------- ----------- ------------ --------------
Net asset value,
 beginning of period....   $  9.65     $  9.95        $10.00       $ 8.71       $ 9.61        $10.00
                           -------     -------        ------       ------       ------        ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      0.03        0.01          0.01         0.26         0.26          0.02
 Net realized and
  unrealized losses from
  investment
  transactions..........      1.43       (0.30)        (0.05)        0.48        (0.89)        (0.39)
                           -------     -------        ------       ------       ------        ------
TOTAL LOSSES FROM
 INVESTMENT OPERATIONS..      1.46       (0.29)        (0.04)        0.74        (0.63)        (0.37)
                           -------     -------        ------       ------       ------        ------
Less dividends from net
 investment income......       --        (0.01)        (0.01)         --         (0.27)        (0.02)
                           -------     -------        ------       ------       ------        ------
Net asset value, end of
 period.................   $ 11.11     $  9.65        $ 9.95       $ 9.45       $ 8.71        $ 9.61
                           =======     =======        ======       ======       ======        ======
Total return(1).........     15.31%      (2.90)%       (0.36)%       8.50%       (6.56)%       (3.73)%
                           =======     =======        ======       ======       ======        ======
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)........   $16,567     $13,600        $2,814       $9,879       $7,638        $1,480
 Ratio of expenses to
  average net assets**..      1.26%*      1.59%         0.00%        0.97%*       1.56%         0.00%
 Ratio of net investment
  income to average net
  assets**..............      0.52%*      0.07%         3.31%*       5.66%*       4.61%         3.90%*
 Portfolio turnover.....        53%         90%            0%          25%          36%            0%

--------
  * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.
 ** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolios for all of their operating expenses and waived all of their advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 12.28% and (8.97)%, and 23.52% and (19.62)%, respectively, for the Aggressive Growth and High Grade Fixed Income Portfolios, respectively.
  + Commencement of operations.

                                     PW 9

                THE FUND, ITS INVESTMENT OBJECTIVES AND POLICIES

The Fund is a professionally managed mutual fund. The Fund offers nine Portfolios, each of which represents a segregated, separately managed portfolio of securities with its own investment objective, as set forth on page PW 1, and its own investment policies, which are summarized on page PW 1 and set forth in more detail below. There can be no assurance that any Portfolio's investment objective will be met. The Global Income Portfolio is managed as a non-diversified investment company; the other Portfolios are all managed as diversified investment companies.

Shares of each Portfolio are offered only to insurance company separate accounts that fund the Contracts. An insurance company separate account's interest is limited to the Portfolio(s) in which the separate account invests. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Portfolios, and not all Portfolios may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of the Portfolios are offered to the separate account of PaineWebber Life Insurance Company and shares of certain Portfolios are also offered to the separate accounts of unaffiliated insurance companies ("shared funding"). Shares of the Portfolios may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios. This might force a Portfolio to sell securities at disadvantageous prices.

The MONEY MARKET PORTFOLIO invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. These instruments include (1) U.S. government securities (which may or may not be backed by the full faith and credit of the United States), (2) obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase, (3) interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Portfolio's asset value and (4) commercial paper and other short-term corporate obligations including variable and floating rate securities and participation interests. Participation interests are pro rata interests in securities held by others.

The commercial paper and other short-term corporate obligations purchased by the Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Fund's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). The Money Market Portfolio

                                     PW 10
generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

The STRATEGIC FIXED INCOME PORTFOLIO invests in a portfolio of fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Portfolio holdings will be invested in areas of the bond market (based on quality, sector, coupon or maturity) that its sub-adviser, Pacific Investment Management Company ("PIMCO"), believes to be relatively undervalued. Under normal circumstances, the Portfolio invests at least 65% of its assets in fixed income securities, which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage- and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio will be investment grade, except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by Standard & Poor's ("S&P") or Moody's Investors Service Inc. ("Moody's"), assigned a comparable rating by another nationally recognized statistical ratings service ("NRSRO") or, if unrated, determined by the sub-adviser to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 10% of its assets in securities denominated in foreign currencies and dollar-denominated debt of foreign issuers. In addition, the Portfolio may invest up to 10% of its assets in Yankee bonds and Eurodollar bonds combined. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers and Eurodollar bonds are U.S. dollar-denominated obligations of domestic issuers that are held outside the United States, primarily in Europe.

The HIGH GRADE FIXED INCOME PORTFOLIO invests in U.S. government securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities, including mortgage-backed securities. The Portfolio may also invest in corporate debt securities, including corporate bonds, debentures and non-convertible fixed income preferred stocks, and may invest in mortgage- and asset-backed securities of private issuers. The Portfolio will invest only in those debt securities of private issuers that are, at the time of purchase, rated within one of the two highest grades assigned by S&P or Moody's, except that the Portfolio may invest up to 20% of its total assets in corporate debt securities of U.S. issuers rated at least A at the time of purchase by S&P or Moody's, assigned a comparable rating by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The Portfolio may invest up to 15% of its total assets in U.S. dollar-denominated bonds sold in the United States by foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. The Portfolio will not invest more than 25% of its total assets in mortgage- and asset-backed securities of private issuers. No more than 55% of the total assets of the Portfolio may be represented by U.S. Treasury obligations to assure the Portfolio's compliance with the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity contracts. Mitchell Hutchins will seek to vary the average maturity of the Portfolio's securities depending on Mitchell Hutchins' perception of future interest rate movements, so that the average maturity will be shortened when Mitchell Hutchins believes that interest rates may rise and will be lengthened when Mitchell Hutchins anticipates a decline in interest rates.

The GLOBAL INCOME PORTFOLIO invests principally in high quality debt securities of foreign and U.S. issuers. Debt securities will be considered high quality if they are assigned one of S&P's or Moody's

                                     PW 11
two highest ratings, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Portfolio's total assets are invested in high quality debt securities, denominated in foreign currencies or U.S. dollars, that are issued or guaranteed by foreign and U.S. governments or their agencies, instrumentalities or political subdivisions or by supranational organizations such as the International Bank for Reconstruction and Development ("World Bank"), or that are issued by foreign and U.S. companies, banks and bank holding companies. Such issuers will be located in at least five of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 20% of the Portfolio's total assets will be invested in securities of issuers located in any one country, except that the Portfolio may invest up to 35% of its total assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Germany, Japan and the United Kingdom. There is no limit on the amount of assets that may be invested in securities of U.S. issuers. Mitchell Hutchins expects that normally more than 50% of the Portfolio's total assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to capitalize on opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments. Up to 35% of the Portfolio's total assets may be invested in investment grade debt securities rated below the two highest grades assigned by a NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Portfolio may invest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P, Ba by Moody's, comparably rated by another NRSRO or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO or, if unrated determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Portfolio only when it concludes that the anticipated return to the Portfolio on such investment warrants exposure to the additional level of risk. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Portfolio. Up to 5% of the Portfolio's total assets may be invested in debt securities convertible into equity, although the Portfolio has no current intention of converting such securities into equity or holding them as equity upon conversion.

The Global Income Portfolio is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that although more than 5% of the Portfolio's total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of the Portfolio's taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that the Portfolio at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessments of a single issuer may cause greater fluctuations in the Portfolio's total return and the net asset value of its shares.

The BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets. The Portfolio seeks to maintain a dollar-weighted average maturity for its fixed income investments (comprised of debt securities and money market instruments) of three to ten years. Under normal conditions, at least 25% of the Portfolio's assets will be invested in debt obligations, including money market instruments. Mitchell Hutchins believes that capital market returns reflect the consensus expectations for key economic variables, such as

                                     PW 12
interest rates, profit growth and inflation, and that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook have been fully discounted by the market. To implement this strategy, Mitchell Hutchins regularly surveys market participants and generates a consensus forecast of economic variables affecting returns on equity, fixed income and money market investments. Mitchell Hutchins then applies fundamental valuation techniques to the consensus data to determine what it believes is the optimal asset allocation for the Portfolio. Portfolio managers specializing in each asset class then select specific securities for their allocated portions of the portfolio. Mitchell Hutchins regularly monitors market outlooks and changes asset allocations when there are significant changes in expected returns.

Equity Securities. In selecting equity securities for the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of approximately 2,000 medium to large capitalization (generally at least $300 million) companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks.

Debt Securities. The Portfolio's investments in debt securities are based on analyses of the maturity structure and the risk structure (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities). The Portfolio may invest in a broad range of investment grade bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities, and other fixed income securities. The maturity of a mortgage-backed security is deemed to be its effective life (i.e., the average time in which it is expected that the principal amount of the security will be repaid), as estimated by Mitchell Hutchins based upon scheduled principal amortization and an anticipated rate of principal prepayments, which, in turn, is based upon past prepayment patterns, prevailing interest rates and other factors. The effective life of a mortgage-backed security generally is substantially shorter than its stated maturity.

The Portfolio also may invest in convertible securities rated below investment grade but rated at least B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality, provided that the Portfolio will not do so if, as a result, more than 10% of its total assets will be invested in non-investment grade convertible securities. Securities rated below investment grade are commonly known as "junk bonds."

Money Market Instruments. The Portfolio may invest in high grade money market instruments, which are debt securities with maturities of 13 months or less. Such instruments will be chosen by Mitchell Hutchins based on its judgment of their utility in furthering the Portfolio's investment objective. For a more detailed description of the money market instruments in which the Portfolio's invests, see the Statement of Additional Information.

The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

The GROWTH AND INCOME PORTFOLIO, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities (common and preferred stocks) believed by Mitchell Hutchins to have the potential for rapid earnings growth. In managing the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of approximately 2,000 medium to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks. The Portfolio may invest up to 35% of its total assets in equity securities not meeting the above criteria, as well as

                                     PW 13
convertible securities, U.S. government securities, investment grade corporate debt securities and money market securities. The Portfolio is permitted to invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The Portfolio will invest in instruments other than equity securities when, in the opinion of Mitchell Hutchins, their projected total return is equal to or greater than that of equity securities or when such holdings might reduce the volatility of its portfolio. The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

Over the past 65 years, the total return of equity investments, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), has exceeded the inflation rate, as measured by the Consumer Price Index, as well as total return on long-term Treasury bonds, long-term corporate bonds and short-term Treasury bills. However, year-to-year fluctuations in each of these indices and instruments have been significant, and total return for the S&P 500 for some periods has been negative. There can be no assurance that this trend will continue, and the Portfolio performance may be better or worse than that of the S&P 500.

The GROWTH PORTFOLIO invests primarily in equity securities (common and preferred stocks and securities convertible into common or preferred stocks) issued by companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. In selecting equity securities for investment by the Portfolio, Mitchell Hutchins considers all of those factors it believes affect potential for capital appreciation, including an issuer's current and projected revenues, earnings, cash flow and assets, as well as general market conditions in relevant industries. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in equity securities. For potential capital appreciation (when, for instance, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issues may improve), the Portfolio's investment policies also permit investment of up to 35% of the Portfolio's total assets in investment grade debt securities. The Portfolio's investments in equity securities may include investments of up to 35% of its total assets in convertible debt securities that are rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Consistent with its investment objective, the Portfolio may also invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. OTC market.

The AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks of U.S. companies the assets and stock prices of which are expected by the Portfolio's sub-adviser, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), to grow faster than the average rate of companies in the S&P 500. Companies in which the Portfolio invests are diversified over a cross-section of industries and may be growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets which, in the opinion of Nicholas-Applegate, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. The Portfolio is not restricted to investments in companies of any particular size.

Under normal market conditions, the Aggressive Growth Portfolio invests at least 75% of its total assets in common stocks. The Portfolio may invest up to 25% of its total assets in preferred and convertible securities issued by similar growth companies, investment grade corporate debt securities, and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

                                     PW 14

In making decisions with respect to common stocks for the Aggressive Growth Portfolio, Nicholas-Applegate uses a proprietary investment methodology that consists of investment techniques and processes designed to identify companies with attractive earnings growth potential and to evaluate their investment prospects.

The Aggressive Growth Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

The GLOBAL GROWTH PORTFOLIO invests primarily in the common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. Under normal conditions, at least 65% of the Portfolio's total assets is invested in common stocks and securities convertible into common stocks. The Portfolio will at all times hold securities of issuers located in at least five countries and will invest no more than 20% of its total assets in issuers located in any single country outside the United States, except that the Portfolio may invest up to 35% of its total assets in issuers located in Japan. The Portfolio's sub-adviser, GE Investment Management Incorporated ("GEIM"), seeks to identify companies that have potential for growth and whose value has not been fully recognized by the marketplace. GEIM concentrates primarily on medium to large-size companies that it believes meet this undervalued growth criterion. The Portfolio may also hold other types of securities, including non-convertible investment grade corporate debt securities, government and money market securities of U.S. and foreign issuers, and cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of GEIM, prevailing market, economic or political conditions warrant.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES. The Strategic Fixed Income Portfolio, High Grade Fixed Income Portfolio, Global Income Portfolio and Balanced Portfolio are authorized to invest a substantial portion of their assets in U.S. government securities and the other Portfolios may invest in U.S. government securities consistent with their investment objectives. The U.S. government securities in which the Portfolios may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association ("Ginnie Mae") certificates) and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority). U.S. government securities are considered among the most creditworthy of fixed income investments. Because of this, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. Nevertheless, the values of U.S. government securities (like those of fixed income securities generally) will change as interest rates fluctuate.

MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its

                                     PW 15
agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present. Asset-backed securities are discussed further in the Statement of Additional Information.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for mortgage-backed securities of government issuers.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully his or her initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an

                                     PW 16
inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e. the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or the applicable sub-adviser seeks to manage each Portfolio so that its volatility, taken as a whole, is consistent with the Portfolio's investment objective. If Mitchell Hutchins or the applicable sub-adviser incorrectly forecasts interest rate changes or other factors that may affect the volatility of securities held by the Portfolio, the Portfolio's ability to meet its investment objective may be reduced.

See Appendix A to this Prospectus for more information concerning the types of mortgage-backed securities in which the Portfolios may invest.

FOREIGN SECURITIES. The Global Growth and Global Income Portfolios invest a substantial portion of their assets in foreign securities and the Strategic Fixed Income Portfolio may invest up to 10% of its assets in securities denominated in foreign currencies and another 10% of its assets in Yankee and Eurodollar bonds combined. In addition, the Growth, Growth and Income, High Grade Fixed Income and Aggressive Growth Portfolios may each invest a portion of its total assets in U.S. dollar-denominated securities of foreign issuers if such securities are traded on recognized U.S. exchanges or in the U.S. OTC market and the Balanced Portfolio also may invest in such securities. Accordingly, an investment in any of these Portfolios involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are greater with respect to the Global Growth and Global Income Portfolios because a substantially greater portion of their assets may be invested in such securities and because these Portfolios may invest substantially in foreign securities that are denominated in foreign currencies and traded outside the U.S. securities markets. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Portfolios generally invest only in securities that are traded on recognized exchanges or in OTC markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect a

                                     PW 17

Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect these Portfolios.

The costs attributable to foreign investing that the Global Growth, Global Income and Strategic Fixed Income Portfolios must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs for domestic securities.

The Strategic Fixed Income, Global Income and the Global Growth Portfolios may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require these Portfolios to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolios. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national

                                     PW 18
government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FOREIGN BANK AND FOREIGN BRANCH INSTRUMENTS. The Money Market Portfolio may invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks. The Global Income Portfolio may invest in these instruments and also in obligations of bank holding companies and foreign banks. The other Portfolios may invest in such securities consistent with their investment objectives and policies. Such investments may involve risks that are different from investments in obligations of U.S. branches of domestic banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Portfolio. Additionally, there may be less publicly available information about foreign banks and foreign branches of U.S. banks, as these institutions may not be subject to the same regulatory requirements as domestic banks.

DEBT SECURITIES. The Strategic Fixed Income, Global Income, Balanced, Growth and Income, Growth, Aggressive Growth and Global Growth Portfolios all may invest a substantial portion of their assets in debt securities rated within any one of the four highest grades assigned by S&P or Moody's or assigned a comparable rating by another NRSRO (commonly referred to as "investment grade debt securities"). Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. The Balanced, Growth and Income and Growth Portfolios may invest in non-investment grade convertible debt securities. The Strategic Fixed Income may invest in non-investment grade convertible and non-convertible debt securities, and Global Income Portfolio may invest in non-investment grade sovereign debt securities. Debt securities rated below investment grade are deemed by these NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposures to adverse conditions. Such securities are commonly referred to as "junk bonds." In the event that, due to the downgrade of one or more debt securities, a Portfolio holds securities rated below investment grade in an amount in excess of the percentage permitted under these investment policies, the Portfolio will engage in an orderly disposition of these securities to the extent necessary to reduce the Portfolio's holdings to the specified percentage. All Portfolios are permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that Mitchell Hutchins or the applicable sub-adviser determines to be of comparable quality to that of rated securities in which such Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

The market value of debt securities generally varies inversely with interest rate changes. Ratings of debt securities represent the rating agency's opinion regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. Mitchell Hutchins or the applicable sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security but the Portfolio is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the

                                     PW 19
financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the sub-adviser in portfolio selection for the Strategic Fixed Income Portfolio.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have duration which in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have

                                     PW 20
final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common or preferred stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

ZERO COUPON AND PAYMENT-IN KIND SECURITIES. Strategic Fixed Income, High Grade Fixed Income, Global Income and Balanced Portfolios may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Strategic Fixed Income Portfolio also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of Strategic Fixed Income Portfolio.

Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies ("RIC"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio (other than the Money Market Portfolio) is authorized to lend up to 10% (33 1/3% for Strategic Fixed Income Portfolio) of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins or the applicable sub-adviser deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a

                                     PW 21

Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed-delivery securities held by the Portfolio, exceed its net assets.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Portfolio if the other party to the repurchase agreement becomes insolvent, each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable sub-adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Strategic Fixed Income and Global Income Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price. Such agreements are considered to be borrowings and for the Global Income Portfolio may be entered into only for temporary purposes. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Strategic Fixed Income Portfolio may enter into dollar rolls, in which the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are repurchased will be of the same type, and will have the same interest rate and maturity, as those sold but generally will be supported by different pools of mortgages with substantially similar prepayment characteristics. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price.

The dollar rolls and reverse repurchase agreements entered into by the Strategic Fixed Income Portfolio normally will be arbitrage transactions in which the Portfolio will invest the proceeds of the dollar roll or reverse repurchase agreement in high quality securities that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement or in repurchase

                                     PW 22
agreements that mature in no more than seven days. Because the Portfolio will invest the proceeds of its borrowings and will earn interest on those investments, these transactions involve leverage. However, because the borrowing proceeds are invested in short-term, high quality debt securities or repurchase agreements, as described above, Mitchell Hutchins or the applicable sub-adviser believes that such arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

Dollar rolls and reverse repurchase agreements are considered to be borrowings and, accordingly, are subject to the respective Portfolio's limitations on borrowings, which restricts the aggregate of such transactions (plus any other borrowings) to 10% of the Global Income Portfolio's total assets (33 1/3% for Strategic Fixed Income Fund). A Portfolio will not enter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Portfolio's total assets. The Strategic Fixed Income Portfolio has no present intention to enter into dollar rolls other than in such arbitrage transactions, and neither Portfolio has any present intention to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purposes.

HEDGING AND RELATED INCOME STRATEGIES. Except for the Money Market and Balanced Portfolios, each Portfolio may use options (both exchange-traded and OTC) and futures contracts to attempt to enhance income and may attempt to reduce the overall risk of its investments (hedge) by using options and futures contracts, although the High Grade Fixed Income and Aggressive Growth Portfolios have no intention of doing so during the coming year. The Strategic Fixed Income, Global Income and Global Growth Portfolios may also use forward currency contracts. A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Appendix B to this Prospectus describes the hedging instruments that the Portfolios may use. The Statement of Additional Information contains further information on these strategies.

Each Portfolio eligible to use hedging and related income strategies may write
(sell) covered call and put options, buy call and put options on securities in which it is authorized to invest and on stock indexes, sell stock index or interest rate futures contracts and buy put and call options and write covered call options on such futures contracts. The Strategic Fixed Income, Global Income and Global Growth Portfolios each may write covered call options and buy put and call options on foreign currencies, buy or sell foreign currency futures contracts, buy put and call options and write covered call options on such contracts. These Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when Mitchell Hutchins or the applicable sub-adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities positions denominated in such currency. A Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins or the applicable sub-adviser anticipates that there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging purposes. For example, each Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio

                                     PW 23
will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the applicable sub-adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

A Portfolio might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins or the applicable sub-adviser incorrectly forecasts interest rates, market values or other economic factors for a Portfolio, the Portfolio would be in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolios' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

New financial products and risk management techniques continue to be developed. Each Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and federal tax considerations.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets (15% for the Strategic Fixed Income and Aggressive Growth Portfolios) in illiquid securities, including certain cover for OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A" securities which Mitchell Hutchins has determined to be liquid under procedures approved by the Fund's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

The Strategic Fixed Income Portfolio may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations ("Participations") and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the Portfolio's having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the sub-adviser to be creditworthy.

                                     PW 24

When the Strategic Fixed Income Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the 1933 Act and thus are subject to the Strategic Fixed Income Portfolio's limitation to 15% of its net assets with respect to its investments in illiquid securities. Because there is no liquid market for these securities, the Portfolio anticipates that these securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact of the value of these securities and on the Portfolio's ability to dispose of particular Assignments and Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

PORTFOLIO TURNOVER. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or the applicable sub-adviser deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the affected Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. When Mitchell Hutchins or the applicable sub-adviser believes unusual circumstances warrant a defensive posture, each Portfolio temporarily may commit all or any portion of its assets to cash, U.S. government securities or money market instruments, including repurchase agreements. The Strategic Fixed Income, Global Income and Global Growth Portfolios may hold cash in U.S. dollars or foreign currencies and money market instruments of U.S. or foreign issuers, including instruments backed by the U.S. or foreign governments, their agencies or instrumentalities and repurchase agreements secured thereby. Each Portfolio may borrow money for temporary purposes but not in excess of 10% of its total assets (33 1/3% for the Strategic Fixed Income and High Grade Fixed Income Portfolios and 20% for the Aggressive Growth Portfolio).

Each Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of trustees without shareholder approval.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the Portfolios are offered only to the insurance company separate accounts that fund the Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at net asset value. Proceeds from redemptions in any of the Portfolios will be paid on or before the seventh day following the request for redemption by a Contract holder.

A separate account may exchange shares of one Portfolio for shares of another Portfolio at their relative net asset values per share.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. With the exception of the Money Market Portfolio, each Portfolio distributes all of its net investment income as dividends to its shareholders shortly after the close of the Fund's fiscal year on December 31. At the same time, those Portfolios also distribute

                                     PW 25
to their shareholders all of their net short-term capital gain and their net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net gains from foreign currency transactions. Those Portfolios may make a second distribution of net investment income, net short-term capital gain, net capital gain and net gains from foreign currency transactions if necessary to avoid income tax.

The Money Market Portfolio declares as dividends on each Business Day all of its net investment income, payable to shareholders of record as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., eastern time) on the preceding Business Day; those dividends are paid monthly. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business. Net investment income of the Portfolio consists of accrued interest and earned discount (including both original issue and market discounts), less amortization of market premium and applicable expenses. Net investment income is calculated and dividends are declared immediately prior to the determination of net asset value per share. The Portfolio generally distributes to its shareholders any net short-term capital gain annually after the end of its fiscal year on December 31 but may make more frequent distributions of that gain if necessary to maintain its net asset value per share at $1.00 or to avoid income tax. The Portfolio does not expect to realize long-term capital gain and thus does not anticipate any distributions of net capital gain.

Dividends and capital gain distributions from a Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts.

FEDERAL INCOME TAX. Each Portfolio intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Portfolio shares are offered only to insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of the Portfolios and (2) the holders of Contracts funded through those accounts.

Each Portfolio intends to continue to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M, place certain limitations on the assets of each separate account--and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio-- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency

                                     PW 26
and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                              VALUATION OF SHARES

The net asset value of each Portfolio's shares, other than the Money Market Portfolio, fluctuates and is determined for all Portfolios as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. For each Portfolio other than the Money Market Portfolio, net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. Except for the Money Market Portfolio, each Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rates.

The Money Market Portfolio intends to use its best efforts to maintain its net asset value at $1.00 per share. The value of each share of this Portfolio is computed by dividing its net assets by the number of its outstanding shares. "Net assets" equals the value of the investments and other assets minus its liabilities. The Money Market Portfolio values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are generally carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities because there is less reliable, objective data available.

                                  MANAGEMENT

The Fund's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of the Money Market, High Grade Fixed Income, Global Income, Balanced, Growth and Income and Growth Portfolios. Mitchell Hutchins supervises the activities of PIMCO, Nicholas-Applegate and GEIM, the sub-advisers for the Strategic Fixed Income, Aggressive Growth and Global Growth Portfolios, respectively, and supervises all other aspects of these Portfolios' operations. PIMCO, Nicholas-Applegate and GEIM, as sub-advisers for the Strategic Fixed Income, Aggressive Growth and Global Growth Portfolios,

                                     PW 27
respectively, make and implement all investment decisions for these Portfolios. Brokerage transactions for the Portfolios may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Fund's board of trustees.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the following annual rates for each
Portfolio:

                                               % OF AVERAGE
           PORTFOLIO                         DAILY NET ASSETS
           Money Market Portfolio                  .50
           Strategic Fixed Income Portfolio        .50
           Fixed Income Portfolio                  .50
           Global Income Portfolio                 .75
           Balanced Portfolio                      .75
           Growth and Income Portfolio             .70
           Growth Portfolio                        .75
           Aggressive Growth Portfolio             .80
           Global Growth Portfolio                 .75

The fee of .75% of average net assets paid by the Global Income, Growth and Global Growth Portfolios and the fee of .80% of average net assets paid by the Aggressive Growth Portfolio are higher than those paid by most funds to their advisers but not higher than fees paid by many funds with similar objectives and policies. THE FEE OF .75% OF AVERAGE NET ASSETS PAID BY THE BALANCED PORTFOLIO IS HIGHER THAN THAT PAID BY FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES TO THEIR ADVISERS.

The Portfolios also incur other expenses in their operations. For the fiscal year ended December 31, 1995, total expenses stated as a percentage of average net assets were .88% for the Money Market Portfolio, .89% for the Strategic Fixed Income Portfolio, 1.17% for the Global Income Portfolio, 1.03% for the Balanced Portfolio, 1.35% for the Growth and Income Portfolio, 1.00% for the Growth Portfolio, 1.48% for the Global Growth Portfolio, 1.56% for the High Grade Fixed Income Portfolio, and 1.59% for the Aggressive Growth Portfolio.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At June 30, 1995 Mitchell Hutchins was adviser or sub-adviser to 41 investment companies with 86 separate portfolios and aggregate assets of approximately $27.9 billion.

Mitchell Hutchins (not the Fund) pays PIMCO a fee for its services as sub-adviser for the Strategic Fixed Income Portfolio at the annual rate of .25% of the portfolio's average daily net assets. PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisers L.P. ("PIMCO Advisers"), a publicly held investment advisory firm. A majority interest in PIMCO Advisers is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of February 28, 1995, PIMCO had approximately $59.8 billion in assets under management and was adviser or sub-adviser of 12 investment companies with 33 portfolios and aggregate assets of approximately $13.1 billion. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

Mitchell Hutchins (not the Fund) pays GEIM a fee for its services as sub-adviser for the Global Growth Portfolio at an annual rate of 0.29% of the Fund's average daily net assets. GEIM is located

                                     PW 28
at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900 and is a wholly owned subsidiary of General Electric Company. GEIM is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), also a registered investment adviser and a wholly owned subsidiary of General Electric Company. GEIM and GEIC provide investment management services to various institutional accounts with total assets exceeding $48 billion as of May 31, 1995.

Mitchell Hutchins (not the Fund) pays Nicholas-Applegate a fee for its services as sub-adviser for the Aggressive Growth Portfolio in the amount of .50% of the Portfolio's average daily net assets. Nicholas-Applegate is located at 600 West Broadway, 29th Floor, San Diego, California 92101 and is a California limited partnership. Nicholas-Applegate's general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and twelve other partners manage a staff of approximately 300 employees. As of June 30, 1995, Nicholas-Applegate managed a total of approximately $27 billion in assets for its client accounts, which include employee benefit plans of corporations, public retirement systems and unions, university endowments and other institutional investors.

David H. Edington, a PIMCO Managing Director, is primarily responsible for the day-to-day management of the Strategic Fixed Income Portfolio. Mr. Edington has been associated with PIMCO for eight years as a senior member of the fixed income portfolio management group.

Stuart Waugh is primarily responsible for the day-to-day management of the Global Income Portfolio. Mr. Waugh is a vice president of the Fund, a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has held his Global Income Portfolio responsibilities since its inception in May 1988 and has been employed by Mitchell Hutchins as a portfolio manager for more than 5 years.

Mark A. Tincher is primarily responsible for the day-to-day management of the Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equity investments of Mitchell Hutchins responsible for overseeing the management of domestic equity investments for Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher has held his Growth and Income Portfolio responsibilities since April 1995. Effective April 3, 1995, in connection with Mr. Tincher taking over the day-to-day management of the Portfolio, a prior sub-advisory agreement between Mitchell Hutchins and Mitchell Hutchins Institutional Investors Inc. was terminated.

Ellen R. Harris is primarily responsible for the day-to-day management of the Growth Portfolio. Ms. Harris is a vice president of the Fund and a managing director of Mitchell Hutchins. She has held her Growth Portfolio responsibilities since its inception in May 1987 and has been employed by Mitchell Hutchins as a portfolio manager since 1983.

The Systems Driven Internal Research team at Nicholas-Applegate, which is primarily responsible for the day-to-day management of the Aggressive Growth Portfolio, is currently under the supervision of Arthur E. Nicholas (since February 1994). Mr. Nicholas has been the chief investment officer and managing partner of Nicholas-Applegate since its organization in 1984. The Research team at Nicholas-Applegate has held its Aggressive Growth Portfolio responsibilities since its inception in November 1993.

Ralph R. Layman is primarily responsible for the day-to-day management of the Global Growth Portfolio. Mr. Layman is a chartered Financial Analyst and an executive vice president and a senior investment manager of GEIM. From 1989 to 1991, Mr. Layman served as executive vice president,

                                     PW 29
partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as vice president and portfolio manager of Templeton Investment Counsel, Inc., and vice president of the Templeton Emerging Markets Fund. Mr. Layman has held his Global Growth responsibilities since March 1995.

T. Kirkham Barneby is responsible for the asset allocation decisions for the Balanced Portfolio. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was senior vice president responsible for quantitative management and asset allocation models. Before joining Mitchell Hutchins, Mr. Barneby served as director of pension investment strategy at the Continental Group in Stamford, Connecticut and held positions in the economics departments at both Citibank, N.A. and Merrill Lynch.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of the Balanced Portfolio. Please refer to Mr. Tincher's prior experience provided under the "Growth and Income Portfolio" above.

Dennis L. McCauley is primarily responsible for the day-to-day management of the High Grade Fixed Income Portfolio and the fixed income portion of the Balanced Portfolio. Mr. McCauley is a managing director and chief investment officer--fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee.

Nirmal Singh and Craig M. Varrelman assist Mr. McCauley in managing the Balanced Portfolio's fixed income investments. Mr. Singh is a vice president of Mitchell Hutchins and Mr. Varrelman is a first vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team responsible for managing several diversified funds, including mortgage-backed securities funds with assets totaling approximately $8 billion. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation, where he was responsible for managing approximately $3 billion in mortgage assets. From 1987 to 1990, Mr. Singh was vice president of Lehman Brothers. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1998 and manages fixed income portfolios with an emphasis on U.S. government securities.

Messrs. Barneby, Tincher, McCauley, Singh and Varrelman and Ms. Messina first assumed their responsibilities for the Balanced Portfolio in August 1995 and Mr. McCauley assumed responsibility for the High Grade Fixed Income Fund in July 1995.

Susan Messina is responsible for the day-to-day management of the Money Market Portfolio and the cash portion of all the other Portfolios except the Aggressive Growth Portfolio, the Strategic Fixed Income Portfolio, and the Global Growth Portfolio, the Portfolios assets are invested in money market instruments. Ms. Messina has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Investment personnel of Mitchell Hutchins and the sub-advisers may engage in securities transactions for their own accounts pursuant to each firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                                     PW 30

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of ten series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of a Portfolio has equal voting, dividend and liquidation rights. The shares of each Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of the Money Market, Strategic Fixed Income, High Grade Fixed Income, Balanced, Growth and Income, Growth, Aggressive Growth and Global Growth Portfolios. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the Global Income Portfolio. Both custodians employ foreign subcustodians approved by the board of trustees in accordance with those requirements to provide custody of the foreign assets of the Strategic Fixed Income, Global Income and Global Growth Portfolios. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     PW 31

                                                                      APPENDIX A

GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal (but not the market value of the security itself) is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as a Portfolio. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal (but not the market value of the security itself) on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-issued mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Freddie Mac does not guarantee the market value of the security itself. The Freddie Mac guarantee is not backed by full faith and credit of the U.S. government.

PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single class mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in market value.

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC

                                     PW 32
mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized either by mortgage loans, mortgage pass-through securities or other CMOs (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and in the case of CMO's any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal-only or PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.

TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer

                                     PW 33
of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

SPECIALLY STRUCTURED CMOS AND NEW TYPES OF MORTGAGE-BACKED SECURITIES

The Portfolios may invest in IOs, POs, inverse floating rate CMOs and other specially structured CMO classes. See "Risk Factors and Other Investment Policies--Risks of Mortgage- and Asset-Backed Securities."

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Portfolios expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or the applicable sub-adviser believes may assist a Portfolio in achieving its investment objective. Similarly, the Portfolios may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified above. The Fund's prospectus or statement of additional information will be supplemented to the extent that new types of mortgage-backed securities or those issued by issuers other than those identified above involve materially different risks than the securities or issuers described herein.

                                     PW 34

                                                                      APPENDIX B

                     HEDGING AND OPTION INCOME INSTRUMENTS

Certain Portfolios may use the following hedging instruments:

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                     PW 35

                                                                NOVEMBER 1, 1995
                                                   (AS REVISED DECEMBER 1, 1995)

                            PAINEWEBBER SERIES TRUST

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Series Trust ("Fund") is a professionally managed mutual fund that offers the nine series of shares ("Portfolios") listed below. All the Portfolios except the Global Income Portfolio are diversified and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and certain portfolios, as indicated below, have sub-advisers ("Sub-Advisers").

    *The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments.

    *The STRATEGIC FIXED INCOME seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as sub-adviser to this Portfolio.

    *The HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage- and asset-backed securities of private issuers.

    *The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

    *The BALANCED PORTFOLIO seeks a high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

    *The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

    *The GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

    *The AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. Nicholas-Applegate Capital Management serves as sub-adviser to this Portfolio.

    *The GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as the Sub-Adviser to this Portfolio.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1995. A copy of the Prospectus may be obtained by contacting the Fund or your PaineWebber investment executive.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Limitations........................................   3
Hedging and Related Income Strategies......................................  10
Trustees and Officers......................................................  19
Investment Advisory Services...............................................  23
Portfolio Transactions.....................................................  25
Additional Purchase and Redemption Information.............................  27
Valuation of Shares........................................................  28
Taxes......................................................................  29
Dividends..................................................................  31
Other Information..........................................................  31
Financial Statements.......................................................  32
Description of Commercial Paper and Bond Ratings...........................  32

                      INVESTMENT POLICIES AND LIMITATIONS

  The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its ten Portfolios.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. As noted in the Prospectus, the Global Income Portfolio, Global Growth Portfolio and Strategic Fixed Income Portfolio each invests in securities of foreign issuers. In addition, the High Grade Fixed Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio and Aggressive Growth Portfolio each may invest in U.S. dollar-denominated securities of foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by those Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, the Global Income and Global Growth Portfolios may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. The High Grade Fixed Income, Balanced, Growth and Income, Growth and Aggressive Growth Portfolios generally invest in securities of foreign companies only if such securities are traded in the U.S. securities markets directly or through ADRs. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  The Global Growth Portfolio anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Portfolio will endeavor to achieve the best net results in effecting portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject.

  SOVEREIGN DEBT. Investment in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins or the applicable Sub-Adviser manages the Portfolios' investments in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although each of the Strategic Fixed Income, Global Income and Global Growth Portfolios values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios' foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  SELECTION OF INVESTMENTS BY BALANCED PORTFOLIO. The money market instruments in which the Balanced Portfolio may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion and interest-bearing savings deposits in U.S. commercial and savings banks in principal amounts at each such bank not greater than are fully insured by the Federal Deposit Insurance Corporation, provided that the aggregate amount of such deposits does not exceed 5% of the value of the Portfolio's assets; commercial paper and other short-term corporate obligations; and variable and floating rate securities and repurchase agreements. The Portfolio may also hold cash.

  The commercial paper and other short-term corporate obligations purchased by the Portfolio will consist only of obligations of U.S. corporations that are
(1) rated at least Prime-2 by Moody's Investors Service ("Moody's") or A-2 by Standard & Poor's ("S&P"), (2) comparably rated by another nationally recognized statistical rating organization ("NRSRO") or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

  The Portfolio may purchase variable rate securities with remaining maturities of one year or more issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. The Portfolio may also acquire certain variable and floating rate instruments issued by U.S. companies. The yield of these securities varies in relation to changes in specific money market rates such as the prime rate. These changes are reflected in adjustments to the yields of the variable rate securities at least semi-annually, and different securities may have different adjustment rates.

  ADJUSTABLE RATE AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining interest rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on Floating Rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  ARMS also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% for the Strategic Fixed Income and Aggressive Growth Portfolios) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those securities Mitchell Hutchins or the applicable Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's board of trustees. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Restricted securities acquired by the Strategic Fixed Income, Global Income and Global Growth Portfolios include those that are subject to restrictions contained in the securities laws of other countries. For these Portfolios, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  The board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser, pursuant to guidelines approved by the board. Mitchell Hutchins or the applicable Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or the applicable Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the board of trustees.

  SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' 10% (15% for the Strategic Fixed Income and Aggressive Growth Portfolios) limitation on investments in illiquid securities includes
Section 4(2) paper other than Section 4(2) paper that Mitchell Hutchins or the applicable Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's board of trustees. The board has delegated to Mitchell Hutchins or the applicable Sub-Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the board that require Mitchell Hutchins or the applicable Sub-Adviser to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require Mitchell Hutchins or the applicable Sub-Adviser to perform the same monitoring and reporting functions.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's board of trustees. Mitchell Hutchins or the applicable Sub-Adviser will review and monitor the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% (33 1/3% for the Strategic Fixed Income Portfolio and 10% for the Global Income Portfolio) of its total assets. Such agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into by Portfolios other than the Strategic Fixed Income Portfolio only for temporary purposes. While a reverse repurchase agreement is outstanding, a Portfolio's custodian segregates assets to cover the amount of the Portfolio's obligations under the reverse repurchase agreement. See "Investment Policies and Limitations--Segregated Accounts." No Portfolio other than the Strategic Fixed Income Portfolio will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. No Portfolio other than the Strategic Fixed Income and Global Income Portfolios has any intention of entering into reverse repurchase agreements during the coming year.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Limitations--Segregated Accounts." The Portfolios purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable Sub-Adviser deems it advantageous to do so, which may result in a capital gain or loss to a Portfolio.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Portfolio other than the Money Market Portfolio are authorized to lend their portfolio securities. The Money Market Portfolio is authorized to lend up to 10% of the total value of its portfolio securities but has no intention of doing so during the coming year. A Portfolio may lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins or the applicable Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins or the applicable Sub-Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

  SEGREGATED ACCOUNTS. When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Portfolio will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high grade debt securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

  CONCENTRATION. All Portfolios follow a policy not to make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities"), certificates of deposit and bankers' acceptances. This is a fundamental policy and cannot be changed with respect to a Portfolio without the affirmative vote of its shareholders. Under this policy as applied to the Money Market Portfolio, gas, electric, water and telephone companies are considered separate industries and, with respect to finance companies, the following categories are considered separate industries: (a) captive automotive finance; (b) captive equipment finance; (c) retail finance; (d) consumer loan; and (e) diversified finance.

  INVESTMENT LIMITATIONS. Except as indicated otherwise, each Portfolio may not:

    (1) purchase securities (except U.S. government securities) of any one issuer, if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% of more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio (50% in the case of the Global Income Portfolio) may be invested without regard to this limitation;

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

    (3) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost, provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

    (4) make short sales of securities or maintain a short position, except that a Portfolio that may use options or futures strategies may make short sales and may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and the High Grade Fixed Income, Growth and Income and Aggressive Growth Portfolios may sell short "against the box";

    (5) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

    (6) purchase or sell commodities or commodity contracts, except that a Portfolio that may use options or futures strategies may purchase or sell stock index futures and interest rate futures and options thereon and the Strategic Fixed Income, Global Income and Global Growth Portfolios may purchase or sell foreign currency futures and options thereon;

    (7) invest in oil, gas or mineral-related programs or leases;

    (8) make loans, except through loans of portfolio securities of up to 10% of the value of the Portfolio's securities (33 1/3% for the Strategic Fixed Income Portfolio) and through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

    (9) purchase any securities issued by any other investment company except by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the total assets of the Portfolio, and except in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company; or

    (10) (for Portfolios other than Strategic Fixed Income Portfolio) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and provided that the aggregate amount of all such borrowing does not exceed 10% (33 1/3% for the High Grade Fixed Income Portfolio and 20% for the Aggressive Growth Portfolio) of the total asset value of the Portfolio at the time of such borrowing; provided further that the Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the total asset value of the Portfolio are outstanding.

    (11) Strategic Fixed Income Portfolio may not issue senior securities or borrow money, except from banks or through reverse repurchase agreements and dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the borrowing but reduced by any liabilities not constituting senior securities) at the time of such borrowings; except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  The foregoing fundamental investment limitations cannot be changed with respect to a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the Portfolio's shares present at a meeting of its shareholders if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the vote of the Fund's board of trustees without shareholder approval:

    (1) No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts; and

    (2) Except under unusual circumstances, the Global Growth Portfolio will not purchase securities issued by investment companies unless they are issued by companies that follow a policy of investment primarily in the capital markets of a single foreign country.

                     HEDGING AND RELATED INCOME STRATEGIES

  As discussed in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Portfolios' investments or attempt to enhance the Portfolios' income. For the Strategic Fixed Income, Global Income and Global Growth Portfolios, Mitchell Hutchins or the applicable Sub-Adviser also may use forward currency contracts, foreign currency options and futures and options thereon. Strategic Fixed Income and Global Income Portfolios also may enter into interest rate protection transactions. The particular Hedging Instruments are described in Appendix B to the Prospectus. The Money Market and Balanced Portfolios are not authorized to engage in hedging or related income strategies.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  A Portfolio may purchase and write (sell) covered straddles on securities and stock indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio might enter into a long straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio might enter into a short straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser expects to discover additional opportunities in connection with options, future contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins or the applicable Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins or the applicable Sub-Adviser may utilize these opportunities to the extent that they are consistent with the Portfolios' investment objectives and permitted by the Portfolios' investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

    (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' or the applicable Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While

  Mitchell Hutchins or the applicable Sub-Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments or indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because Mitchell Hutchins or the applicable Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  OPTIONS. Each Portfolio that may use options may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities and, in the case of Strategic Fixed Income, Global Income and Global Growth Portfolios, on foreign currencies. Each Portfolio that may use options may purchase put and call options and write (sell) covered call options on stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

  The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction. A Portfolio will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

  If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's board of trustees without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

  Futures strategies also can be used to manage the average duration of a Portfolio. If Mitchell Hutchins or the applicable Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or the applicable Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

  The Strategic Fixed Income, Global Income and Global Growth Portfolios may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. Each Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES. The Portfolios' use of futures is governed by the following guidelines, which can be changed by the Fund's board of trustees without shareholder vote.

    (1) To the extent a Portfolio enters into futures contracts, options on futures positions and options on foreign currencies trade on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums on all options (including options on securities, foreign currencies and stock indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Strategic Fixed Income, Global Income and Global Growth Portfolios may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Portfolios might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another foreign currency or a basket of currencies, the values of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Strategic Fixed Income, Global Income and Global Growth Portfolios may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and Mitchell Hutchins or the applicable Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Portfolios engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Strategic Fixed Income, Global Income and Global Growth Portfolios may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Portfolio maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in
(1) above, as described above in "Investment Policies and Limitations-- Segregated Accounts."

  INTEREST RATE PROTECTION TRANSACTIONS. The Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

  The Strategic Fixed Income and Global Income Portfolios each expect to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Strategic Fixed Income and Global Income Portfolios each may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Portfolios believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Portfolio assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

  The Strategic Fixed Income and Global Income Portfolios each will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and, accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                           POSITION WITH THE FUND;
                                             BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE                    AND OTHER DIRECTORSHIPS
 ----------------------                    -----------------------
E. Garrett Bewkes,        TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES. Mr. Bewkes
Jr.**; 69                  is a director and a consultant to Paine Webber Group
                           Inc. ("PW Group") (holding company of PaineWebber and
                           Mitchell Hutchins). Prior to 1988 he was chairman of the
                           board, president and chief executive officer of American
                           Bakeries Company. Mr. Bewkes is also a director of In-
                           terstate Bakeries Corporation, NaPro BioTherapeutics,
                           Inc. and a director or trustee of 24 other investment
                           companies for which Mitchell Hutchins or PaineWebber
                           serves as investment adviser.
Meyer Feldberg; 53        TRUSTEE. Mr. Feldberg is Dean and Professor of Management
Columbia University        of the Graduate School of Business, Columbia University.
101 Uris Hall              Prior to 1989, he was president of the Illinois Insti-
New York, New York 10027   tute of Technology. Dean Feldberg is also a director of
                           AMSCO International Inc., Federated Department Stores,
                           Inc., and New World Communications Group Incorporated
                           and a director or trustee of 16 other investment compa-
                           nies for which Mitchell Hutchins or PaineWebber serves
                           as investment adviser.
George W. Gowen; 66       TRUSTEE. Mr. Gowen is a partner in the law firm of Dun-
666 Third Avenue           nington, Bartholow & Miller. Prior to May 1994 he was a
New York, New York 10017   partner in the law firm of Fryer, Ross & Gowen. Mr.
                           Gowen is also a director of Columbia Real Estate Invest-
                           ments, Inc. and a director or trustee of 14 other in-
                           vestment companies for which Mitchell Hutchins or
                           PaineWebber serves as investment adviser.
Frederic V. Malek; 58     TRUSTEE. Mr. Malek is Chairman of Thayer Capital Partners
901 15th Street, N.W.      (investment bank) and a co-chairman and director of CB
Suite 300                  Commercial Group Inc. (real estate). From January 1992
Washington, D.C. 20005     to November 1992 he was campaign manager of Bush-Quayle
                           '92. From 1990 to 1992, he was vice chairman and, from
                           1989 to 1990, he was president of Northwest Airlines
                           Inc., NWA Inc. (holding company of Northwest Airlines
                           Inc.) and Wings Holdings Inc. (holding company of NWA
                           Inc.). Prior to 1989, he was employed by the Marriott
                           Corporation (hotels, restaurants, airline catering and
                           contract feeding), where he most recently was an execu-
                           tive vice president and president of Marriott Hotels and
                           Resorts. Mr. Malek is also a director of American Man-
                           agement Systems, Inc., Automatic Data Processing, Inc.,
                           Avis, Inc., FPL Group, Inc., ICF International, Manor
                           Care, Inc. and National Education Corporation and a di-
                           rector or trustee of 14 other investment companies for
                           which Mitchell Hutchins or PaineWebber serves as invest-
                           ment adviser.
Judith Davidson Moyers;   TRUSTEE. Mrs. Moyers is president of Public Affairs Tele-
60                         vision, Inc., an educational consultant and a home econ-
Public Affairs             omist. Mrs. Moyers is also a director of Ogden Corpora-
Television                 tion and a director or trustee of 15 other investment
356 W. 58th Street         companies for which Mitchell Hutchins or PaineWebber
New York, New York 10019   serves as investment adviser.

                                         POSITION WITH THE FUND;
                                           BUSINESS EXPERIENCE
NAME AND ADDRESS*; AGE                   AND OTHER DIRECTORSHIPS
----------------------                   -----------------------
Margo N. Alexander; 48  PRESIDENT. Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins. Prior to
                         January 1995, Mrs. Alexander was an executive vice pres-
                         ident of PaineWebber. Mrs. Alexander is also a director
                         or trustee of one investment company and president of 31
                         other investment companies for which Mitchell Hutchins
                         or PaineWebber serves as investment adviser.
T. Kirkham Barneby; 49  VICE PRESIDENT. Mr. Barneby is a managing director and
                         Chief investment officer--Quantitative Investment of
                         Mitchell Hutchins. Prior to September 1994, he was a se-
                         nior vice president at Vantage Global Management. Prior
                         to June 1993, a senior vice president at Mitchell
                         Hutchins. Mr. Barneby is also a vice president of three
                         other investment companies for which Mitchell Hutchins
                         or PaineWebber serves as investment adviser.
Teresa M. Boyle; 37     VICE PRESIDENT. Ms. Boyle is a first vice president and
                         manager--  advisory administration of Mitchell Hutchins.
                         Prior to November 1993, she was compliance manager of
                         Hyperion Capital Management, Inc., an investment advi-
                         sory firm. Prior to April 1993, Ms. Boyle was a vice
                         president and manager--legal administration of Mitchell
                         Hutchins. Ms. Boyle is also a vice president of 31 other
                         investment companies for which Mitchell Hutchins or
                         PaineWebber serves as investment adviser.
Gigi L. Capes; 31       VICE PRESIDENT AND ASSISTANT TREASURER. Ms. Capes is a
                         vice president and the tax manager of the mutual fund
                         finance division of Mitchell Hutchins. Prior to 1992,
                         she was a tax senior consultant with KPMG Peat Marwick.
                         Ms. Capes is also a vice president and assistant trea-
                         surer of 31 other investment companies for which Mitch-
                         ell Hutchins or PaineWebber serves as investment advis-
                         er.
Joan L. Cohen; 31       VICE PRESIDENT AND ASSISTANT SECRETARY. Ms. Cohen is a
                         vice president and attorney of Mitchell Hutchins. Prior
                         to December 1993, she was an associate at the law firm
                         of Seward & Kissel. Ms. Cohen is also a vice president
                         and assistant secretary of 24 other investment companies
                         for which Mitchell Hutchins or PaineWebber serves as in-
                         vestment adviser.
Ellen R. Harris; 49     VICE PRESIDENT. Ms. Harris is a managing director of
                         Mitchell Hutchins. Ms. Harris is also a vice president
                         of two other investment companies for which Mitchell
                         Hutchins or PaineWebber serves as investment adviser.
C. William Maher; 34    VICE PRESIDENT AND ASSISTANT TREASURER. Mr. Maher is a
                         first vice president and the senior manager of the Fund
                         Administration Division of Mitchell Hutchins. Mr. Maher
                         is also a vice president and assistant treasurer of 31
                         other investment companies for which Mitchell Hutchins
                         or PaineWebber serves as investment adviser.
Dennis McCauley; 49     VICE PRESIDENT. Mr. McCauley is a managing director and
                         Chief Investment Officer--Fixed Income of Mitchell
                         Hutchins. Prior to December 1994, he was Director of
                         Fixed Income Investments of IBM Corporation. Mr.
                         McCauley is also a vice president of 20 other investment
                         companies for which Mitchell Hutchins or PaineWebber
                         serves as investment adviser.

                                           POSITION WITH THE FUND;
                                             BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE                    AND OTHER DIRECTORSHIPS
 ----------------------                    -----------------------
 Susan Messina; 35        VICE PRESIDENT. Ms. Messina is a senior vice president of
                           Mitchell Hutchins. Ms. Messina has been with Mitchell
                           Hutchins since 1982. Ms. Messina is also a vice presi-
                           dent of five other investment companies for which Mitch-
                           ell Hutchins or PaineWebber serves as investment advis-
                           er.
 Ann E. Moran; 38         VICE PRESIDENT AND ASSISTANT TREASURER. Ms. Moran is a
                           vice president of Mitchell Hutchins. Ms. Moran is also a
                           vice president and assistant treasurer of 31 other in-
                           vestment companies for which Mitchell Hutchins or
                           PaineWebber serves as investment adviser.
 Dianne E. O'Donnell; 43  VICE PRESIDENT AND SECRETARY. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell
                           Hutchins. Ms. O'Donnell is also a vice president and
                           secretary of 31 other investment companies for which
                           Mitchell Hutchins or PaineWebber serves as investment
                           adviser.
 Victoria E. Schonfeld;   VICE PRESIDENT. Ms. Schonfeld is a managing director and
 44                        general counsel of Mitchell Hutchins. From April 1990 to
                           May 1994, she was a partner in the law firm of Arnold &
                           Porter. Ms. Schonfeld is also a vice president and as-
                           sistant secretary of 31 other investment companies for
                           which Mitchell Hutchins or PaineWebber serves as invest-
                           ment adviser.
 Paul H. Schubert; 32     VICE PRESIDENT AND ASSISTANT TREASURER. Mr. Schubert is a
                           first vice president of Mitchell Hutchins. From August
                           1992 to August 1994, he was a vice president at Black-
                           Rock Financial Management L.P. Prior to August 1992, he
                           was an audit manager with Ernst & Young LLP. Mr. Schu-
                           bert is also a vice president and assistant secretary of
                           31 other investment companies for which Mitchell
                           Hutchins or PaineWebber serves as investment adviser.
 Nirmal Singh; 39         VICE PRESIDENT. Mr. Singh is a vice president of Mitchell
                           Hutchins. Prior to 1993, he was a member of the portfo-
                           lio management team at Merrill Lynch Asset Management,
                           Inc. Mr. Singh is also vice president of five other in-
                           vestment companies for which Mitchell Hutchins or
                           PaineWebber serves as investment adviser.
 Julian F. Sluyters; 35   VICE PRESIDENT AND TREASURER. Mr. Sluyters is a senior
                           vice president and the director of the mutual fund fi-
                           nance division of Mitchell Hutchins. Prior to 1991, he
                           was an audit senior manager with Ernst & Young LLP. Mr.
                           Sluyters is also a vice president and treasurer of 31
                           other investment companies for which Mitchell Hutchins
                           or PaineWebber serves as investment adviser.
 Mark A. Tincher; 40      VICE PRESIDENT. Mr. Tincher is a managing director and
                           chief investment officer--U.S. equity investments of
                           Mitchell Hutchins. Prior to March 1995, he was a vice
                           president and directed the U.S. funds management and eq-
                           uity research areas of Chase Manhattan Private Bank. Mr.
                           Tincher is also vice president of ten other investment
                           companies for which Mitchell Hutchins or PaineWebber
                           serves as investment adviser.

                                         POSITION WITH THE FUND;
                                           BUSINESS EXPERIENCE
NAME AND ADDRESS*; AGE                   AND OTHER DIRECTORSHIPS
----------------------                   -----------------------
Gregory K. Todd; 38     VICE PRESIDENT AND ASSISTANT SECRETARY. Mr. Todd is a
                         first vice president and associate general counsel of
                         Mitchell Hutchins. Prior to 1993, he was a partner with
                         the law firm of Shereff, Friedman, Hoffman & Goodman.
                         Mr. Todd is also a vice president and assistant secre-
                         tary of 31 other investment companies for which Mitchell
                         Hutchins or PaineWebber serves as investment adviser.
Craig M. Varrelman; 37  VICE PRESIDENT. Mr. Varrelman is a first vice president of Mitchell Hutchins. Mr. Varrelman is also vice presi-
                         dent of four other investment companies for which Mitch-
                         ell Hutchins or PaineWebber serves as investment advis-
                         er.
Stuart Waugh; 40        VICE PRESIDENT. Mr. Waugh is a managing director and a
                         portfolio manager of Mitchell Hutchins responsible for
                         global fixed income investments and currency trading.
                         Mr. Waugh is also a vice president of four other invest-
                         ment companies for which Mitchell Hutchins or
                         PaineWebber serves as investment adviser.
Keith A. Weller; 34     VICE PRESIDENT AND ASSISTANT SECRETARY. Mr. Weller is a
                         first vice president and associate general counsel of
                         Mitchell Hutchins. From September 1987 to May 1995, he
                         was an attorney in private practice. Mr. Weller is also
                         a vice president and assistant secretary of 23 other in-
                         vestment companies for which Mitchell Hutchins or
                         PaineWebber serves as investment adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Fund as defined in the Investment
   Company Act of 1940 ("1940 Act") by virtue of his position with PW Group.

  The Fund pays trustees who are not "interested persons" of the Fund $4,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber receives any compensation from the Fund for acting as a trustee or officer. The table below includes certain information relating to the compensation of the Fund's current trustees who held office during the fiscal year ended December 31, 1994.

                               COMPENSATION TABLE

                                        PREFERRED OR
                                         RETIREMENT                        TOTAL
                           AGGREGATE      BENEFITS       ESTIMATED   COMPENSATION FROM
                          COMPENSATION ACCRUED AS PART    ANNUAL     THE FUND AND THE
                              FROM      OF THE FUND'S  BENEFITS UPON   FUND COMPLEX
NAME OF PERSON, POSITION   THE FUND*      EXPENSES      RETIREMENT   PAID TO TRUSTEES+
------------------------  ------------ --------------- ------------- -----------------
E. Garrett Bewkes, Jr.
 Trustee and chairman of
  the board of trustees.        --           --             --                --
Meyer Feldberg,
 Trustee................     $5,300          --             --            $86,050
George W. Gowen,
 Trustee................     $5,300          --             --            $71,425
Frederic V. Malek,
 Trustee................     $5,300          --             --            $77,875
Judith Davidson Moyers,
 Trustee................     $5,300          --             --            $71,125

--------
* Represents fees paid to each trustee during the fiscal year ended December 31, 1994.
+ Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

                          INVESTMENT ADVISORY SERVICES

  Mitchell Hutchins acts as the investment adviser and administrator of each Portfolio pursuant to a contract with the Fund dated April 21, 1988 as supplemented by Fee Agreements dated May 1, 1989, December 30, 1991 and September 1, 1993 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus.

  During the fiscal year ended December 31, 1994, Mitchell Hutchins earned advisory fees in the amount of $103,238 for the Money Market Portfolio; $105,843 for the Strategic Fixed Income Portfolio; $473,755 for the Global Income Portfolio; $236,113 for the Balanced Portfolio; $93,915 for the Growth and Income Portfolio; $355,689 for the Growth Portfolio; $332,624 for the Global Growth Portfolio; $23,797 for the High Grade Fixed Income Portfolio, and $79,623 for the Aggressive Growth Portfolio.

  During the fiscal year ended December 31, 1993, Mitchell Hutchins earned advisory fees in the amount of $78,323 for the Money Market Portfolio; $132,588 for the Strategic Fixed Income Portfolio; $519,148 for the Global Income Portfolio; $302,573 for the Balanced Portfolio; $139,064 for the Growth and Income Portfolio; $373,942 for the Growth Portfolio; and $201,799 for the Global Growth Portfolio. During the period November 2, 1993 (commencement of operations) to December 31, 1993, Mitchell Hutchins earned advisory fees in the amount of $948 for the Aggressive Growth Portfolio.

  The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Under separate Sub-Advisory Contracts dated September 1, 1993 with Mitchell Hutchins, Wolf, Webb, Burk & Campbell ("WWBC") served as Sub-Adviser for the High Grade Fixed Income Portfolio and Nicholas-Applegate Capital Management ("Nicholas-Applegate") served as Sub-Adviser for the Aggressive Growth Portfolio. Under a Sub-Advisory Contract dated May 26, 1994 with Mitchell Hutchins, Mitchell Hutchins Institutional Investors Inc. ("MHII") served as sub-adviser for the Growth and Income Portfolio. Pursuant to such Sub-Advisory Contracts, for the fiscal year ended December 31, 1994, Mitchell Hutchins paid (or accrued) sub-advisory fees of $14,277, $49,765 and $27,400 to WWBC for the High Grade Fixed Income Portfolio, Nicholas-Applegate for the Aggressive Growth Portfolio, and MHII for the Dividend Growth Portfolio, respectively. During the period November 8, 1993 (commencement of operations) to December 31, 1993 for the High Income Fixed Income Portfolio and during the period November 2, 1993 (commencement of operations) to December 31, 1993 for the Aggressive Growth Portfolio, WWBC and Nicholas-Applegate, respectively, waived all their sub-advisory fees. The Sub-Advisory Contract between Mitchell Hutchins and WWBC was terminated effective July 21, 1995. On March 23, 1995, GE Investment Management Incorporated commenced service as Sub-Adviser with respect to the Global Growth Portfolio pursuant to Sub-Advisory Contract with Mitchell Hutchins.

  During the fiscal year ended December 31, 1992, Mitchell Hutchins earned advisory fees in the amount of $109,037 for the Money Market Portfolio; $115,977 for the Strategic Fixed Income Portfolio; $482,680 for the Global Income Portfolio; $281,117 for the Balanced Portfolio; $86,189 for the Growth and Income Portfolio; $304,396 for the Growth Portfolio; and $177,294 for the Global Growth Portfolio.

  Under the terms of the Advisory Contract, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's board of trustees in such manner as the board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolio by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not "interested persons" of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or Portfolio for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates, if any; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under each Sub-Advisory Contract, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Portfolio, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Fund, the Portfolio, its shareholders or Mitchell Hutchins to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

  The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice to the Sub-Adviser, or by the Sub-Adviser on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by the Sub-Adviser of its representations and warranties; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to the Sub-Adviser.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the Fund's board of trustees, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for each Portfolio. In executing portfolio transactions, Mitchell Hutchins or the applicable Sub-Adviser seeks to obtain the best net results for each Portfolio taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins or the applicable Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. During the fiscal year ended December 31, 1992, the Money Market, Strategic Fixed Income, and Global Income Portfolios paid no commissions, while the Balanced, Growth and Income, Growth and Global Growth Portfolios paid aggregate commissions totalling $40,643, $34,551, $281,467 and $44,608, respectively. During the fiscal year ended December 31, 1993, the Money Market, Strategic Fixed Income, Global Income, High Grade Fixed Income, and Aggressive Growth Portfolios paid no commissions, while the Balanced, Growth and Income, Growth and Global Growth Portfolios paid aggregate commissions totalling $74,851, $82,158, $32,332 and $442,008, respectively. During the fiscal year ended December 31, 1994, the Money Market, Strategic Fixed Income, High Grade Fixed Income, and Global Income Portfolios paid no commissions, while the Balanced, Growth and Income, Growth, Global Growth and Aggressive Growth Portfolios paid aggregate commissions totalling $63,641, $45,863, $37,100, $397,060, and $49,178, respectively.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, a substantial amount of the Portfolios' brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Fund's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are fair and reasonable. Specific provisions included in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect securities transactions for the Portfolios on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the fiscal year ended December 31, 1992, Balanced Portfolio paid $420, Growth and Income Portfolio paid $966 and Growth Portfolio paid $1,509 in brokerage commissions to PaineWebber. During the fiscal year ended December 31, 1993, Balanced Portfolio paid $1,274, Growth and Income Portfolio paid $2,283 and Growth Portfolio paid $595 in brokerage commissions to PaineWebber. During the fiscal year ended December 31, 1994, Balanced Portfolio paid $720 in brokerage commissions to PaineWebber, representing 1.13% of the aggregate brokerage commissions paid by that Portfolio and 1.61% of the aggregate dollar amount of transactions involving the payment of commissions. During the fiscal year ended December 31, 1994, Growth and Income Portfolio paid $1,817 in commissions to PaineWebber, representing 3.96% of the aggregate brokerage commissions paid by that Portfolio and 5.2% of the aggregate dollar amount of transactions involving the payment of commissions. During the fiscal year ended December 31, 1994, Growth Portfolio paid $600 in brokerage commissions to PaineWebber, representing 1.61% of the aggregate brokerage commissions paid by that Portfolio and 1.03% of the aggregate dollar amount of transactions involving the payment of commissions. During the fiscal year ended December 31, 1994, Global Growth Portfolio paid $1,137 in commissions to PaineWebber, representing 0.01% of the aggregate brokerage commissions paid by that Portfolio and 0.01% of the aggregate dollar amount of transactions involving the payment of commissions. The other Portfolios did not pay any brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins during the last three fiscal years.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of each Portfolio and subject to the review of the Fund's board of trustees, Mitchell Hutchins or the applicable Sub-Adviser may cause a Portfolio to purchase and sell portfolio securities from and to brokers who provide the Portfolio with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the applicable Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the applicable Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. During the fiscal year ended December 31, 1994, the Balanced, Growth and Income, Growth and Global Growth Portfolios directed $5,868,329, $5,851,516, $1,631,799 and $4,817,215, respectively, in portfolio transactions to brokers chosen because they provide research and analysis, for which these Portfolios paid $9,241, $8,767, $1,890 and $21,912, respectively, in commissions. During the fiscal year ended December 31, 1994, the Aggressive Growth Portfolio paid $36,542 in commissions on portfolio transactions directed to brokers chosen because they provide research and analysis. During the same period, no other Portfolio paid any brokerage commissions to brokers chosen because they provide research and analysis.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Michell Hutchins or the applicable sub-advisor will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins or the applicable sub-advisor will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or the applicable sub-advisor may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or the applicable sub-advisor receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the applicable Sub-Adviser under the Advisory Contract or Sub-Advisory Contract. Research services furnished by brokers or dealers through which or with which the Portfolios effect securities transactions may be used by Mitchell Hutchins or the applicable Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the applicable Sub-Adviser in connection with these other funds or accounts may be used in advising the Portfolios.

  Investment decisions for each Portfolio and for other investment accounts managed by Mitchell Hutchins or the applicable Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  The Portfolios will not purchase securities that are offered in underwritings in which Mitchell Hutchins, the applicable Sub-Adviser or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins, the applicable Sub-Adviser or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for any Portfolio and will not be a limiting factor when Mitchell Hutchins or the applicable Sub-Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities except short-term securities in the Portfolio during the year. For the fiscal years ended December 31, 1994 and December 31, 1993, respectively, the portfolio turnover rates were 53.72% and 7.93% for the Strategic Fixed Income Portfolio, 97.45% and 68.60% for the Global Income Portfolio, 112.32% and 60.36% for the Balanced Portfolio, 27.35% and 34.95% for the Growth and Income Portfolio, 175.34% and 266.96% for the Global Growth Portfolio, 149.68% and 51.68% for the Growth and Income Portfolio. For the fiscal period ended December 31, 1993, the portfolio turnover rate for each of the High Grade Fixed Income Portfolio, and Aggressive Growth Portfolio was 0.0%. For the fiscal year ended December 31, 1994 the Portfolio turnover rate for the High Grade Fixed Income Portfolio, and Aggressive Growth Portfolio was 35.86% and 90.42%, respectively.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  The insurance company separate accounts purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently, the NYSE is closed on the observance of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (currently 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions are made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

  The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                              VALUATION OF SHARES

  Each Portfolio determines its net asset value as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable Sub-Adviser as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price listed on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last available bid price prior to the time of valuation.

  When market quotations are readily available, the debt securities of the Portfolios (with the exception of the Money Market Portfolio) are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the fair value of the securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Fund's board of trustees determines that this does not represent fair value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

  All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board of trustees. The foreign currency exchange transactions of the Strategic Fixed Income, Global Income and Global Growth Portfolios conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

  The Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under that Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

  The Fund's board of trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset per share value will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                                     TAXES

  Shares of the Portfolios are offered only to insurance company separate accounts that fund certain variable annuity and life insurance contracts ("Contracts"). See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Contract holders.

  Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, each Portfolio must, and intends to continue to, comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

  The use of hedging and related income strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-

Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as a RIC.

  Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Any Portfolio that may purchase or hold equity securities may invest in "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not received by the Portfolio; those amounts most likely would have to be distributed to the Portfolio's shareholders to satisfy the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Portfolios, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolios and to dividends and other distributions therefrom.

                                   DIVIDENDS

  MONEY MARKET PORTFOLIO. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically reinvested in Portfolio shares monthly. The Portfolio does not expect to realize net capital gain. In the event of a redemption of all of the shares held by a shareholder, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

  The Fund's board of trustees may revise the above dividend policy, or postpone the payment of dividends, if the Portfolio should have or anticipate any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board of trustees to take any such action.

                               OTHER INFORMATION

  Prior to August 14, 1995, the name of the Growth and Income Portfolio was "Dividend Growth Portfolio." Prior to September 21, 1995, the name of the Strategic Fixed Income Portfolio was "Government Portfolio" and the name of the High Grade Fixed Income Portfolio was "Fixed Income Portfolio."

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or a Portfolio. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund or any Portfolio and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from Fund or Portfolio property, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Fund so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund and the Portfolios.

  More than 99% of the outstanding shares of beneficial interest of the Money Market, Strategic Fixed Income, Global Income, Balanced, Growth and Income, Growth and Global Growth Portfolios is, at the date of this Prospectus, owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company, and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company. More than 99% of the outstanding shares of beneficial interest of the High Grade Fixed Income and Aggressive Growth Portfolios is, at the date of this Prospectus, owned by PaineWebber Life Variable Annuity Account. American Benefit Life Insurance Company is a wholly owned subsidiary of American Republic Insurance Company.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036-5891, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to shareholders for the fiscal year ended December 31, 1994 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information. The Fund's Semi-Annual Report to the shareholders for the six months ended June 30, 1995 also is a separate document supplied with this Statement of Additional Information, and the (unaudited) financial statements and accompanying notes appearing therein also are incorporated by reference in this Statement of Additional Information.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2--Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C-- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D--This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "D". Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A-- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba-- Judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B-- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca-- Obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  S&P also rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. AAA--Highest grade. Capacity to pay interest and repay principal extremely strong. AA--High grade. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree. A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB--Regarded as having adequate capacity to pay interest and repay principal. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI--Reserved for income bonds on which no interest is being paid. D--In default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.